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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Depomed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DEPOMED, INC.

7999 Gateway Blvd., Suite 300
Newark, California 94560

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 8, 2018

        The 2018 Annual Meeting of Shareholders (the Annual Meeting) of Depomed, Inc. (the Company) will be held on May 8, 2018 at 1:00 p.m. local time at the Loews Chicago O'Hare Hotel, located at 5300 North River Road, Rosemont, Illinois 60018. The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To elect the seven directors named in the Proxy Statement to hold office until the 2019 Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To approve an increase in the number of shares available for issuance under the Company's Amended and Restated 2014 Omnibus Incentive Plan.

  3.
  To approve a proposed change in corporate domicile from California to Delaware.

  4.
  To approve a proposed change in the Company's name.

  5.
  To approve, on an advisory basis, the compensation of the Company's named executive officers.

  6.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

  7.
  To vote on a shareholder proposal, if properly presented at the Annual Meeting, requesting that the Board of Directors prepare a report related to the monitoring and management of certain financial and reputational risks.

  8.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only shareholders of record at the close of business on March 16, 2018 will be entitled to notice of, and to attend and vote at, the Annual Meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's headquarters for at least 10 days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Matthew M. Gosling Secretary

Newark, California
March 28, 2018

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy by mail using the return envelope provided. Please see the instructions on the proxy or the voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 8, 2018

        This Proxy Statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2017 will be available electronically at http://www.cstproxy.com/depomed/2018.

DEPOMED, INC.
7999 Gateway Blvd., Suite 300
Newark, California 94560
(510) 744-8000

PROXY STATEMENT

2018 ANNUAL MEETING OF SHAREHOLDERS

        Depomed, Inc. (the Company) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company (the Board) for use at the Annual Meeting of Shareholders to be held on May 8, 2018, at 1:00 p.m. local time at the Lowes Chicago O'Hare Hotel, located at 5300 North River Road, Rosemont, Illinois 60018, and at any adjournments thereof (the Annual Meeting). The proxy materials (including our Annual Report on Form 10-K for fiscal year ended December 31, 2017) are being mailed to shareholders on or about March 28, 2018.

        Only holders of the Company's common stock, no par value, as of the close of business on March 16, 2018 (the Record Date) are entitled to attend and vote at the Annual Meeting. Shareholders who hold shares of the Company's common stock in "street name" may attend and vote at the Annual Meeting only if they hold a valid proxy from their broker. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. As of the Record Date, there were            shares of common stock outstanding.

        A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, and "broker non-votes" (as defined below) will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

        Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders do not have cumulative voting rights. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted "FOR" each of the nominees to the Board listed on the proxy card under Proposal 1, "FOR" Proposals 2, 3, 4, 5 and 6 and "AGAINST" Proposal 7. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

        The election of directors and Proposals 2, 5, 6 and 7 require the affirmative "FOR" vote of the holders of shares having a majority of the voting power of the shares represented and voting at the Annual Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum). Proposals 3 and 4 require the affirmative vote of a majority of the total number of shares issued and outstanding as of the Record Date. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. For purposes of determining the number of shares voting on a particular proposal, votes cast for or against a proposal are counted as shares voting, whereas abstentions and broker non-votes are not counted as shares voting. Accordingly, while abstentions and broker non-votes do not have the same effect as a vote against the proposal, they can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum or, in the case of Proposals 3 and 4, a majority of the outstanding shares.

        A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

        The proxy card accompanying this Proxy Statement is solicited by the Board. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company has retained Innisfree M&A Incorporated (Innisfree), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay Innisfree customary fees in connection with such engagement, which the Company expects will be approximately $20,000 plus reasonable expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES

        The Bylaws of the Company provide for a Board consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is seven. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below. All of the nominees named below are presently directors of the Company.

        Each nominee was elected to his or her present term by the shareholders of the Company at the 2017 Annual Meeting of Shareholders. James P. Fogarty and James L. Tyree were initially appointed to the Board pursuant to an Agreement dated October 17, 2016 (the Agreement) with Starboard Value LP and certain of its affiliates (Starboard). Pursuant to the Agreement, the Company (i) increased the size of the Company's Board by three directors to nine directors and (ii) appointed Messrs. Fogarty and Tyree as well as Robert G. Savage, a former director, to fill the newly created vacancies. William T. McKee and Gavin T. Molinelli, a former director, were initially appointed to the Board pursuant to a Cooperation and Support Agreement (Cooperation Agreement) dated March 28, 2017 with Starboard. Messrs. Molinelli and Savage concluded their service on the Board at the 2017 Annual Meeting of Shareholders.

        The present term of each of the directors continues until the Annual Meeting and until his or her successor has been elected and qualified. In the event that any nominee is unable or unwilling to serve as a director or for good cause will not serve at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy (to the extent permitted under the SEC rules) or the Board may choose to decrease the size of the Board. The Board has no reason to believe that any of the persons named below who are nominees for election at the Annual Meeting will be unable or unwilling to serve as a director if elected.

        The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified.

        The Company's Articles of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for monetary damages due to violations of a director's fiduciary duty, to the extent permitted by the California General Corporation Law.

        There are no family relationships among any of the Company's directors or executive officers.

        The name of and certain other information regarding each director is set forth in the table below.

Name	Age	Principal Occupation	Director Since
James P. Fogarty	49	Chairman, the Board of Directors	2016
Karen A. Dawes(1)(3)	67	President, Knowledgeable Decisions, LLC	2008
Arthur J. Higgins	62	President and Chief Executive Officer, Depomed, Inc.	2017
Louis J. Lavigne, Jr.(1)(2)	70	Managing Director, Lavrite, LLC	2013
William T. McKee(1)(3)	56	Chief Executive Officer, MBJC Associates, LLC	2017
Peter D. Staple(1)(2)	66	President and Chief Executive Officer, Corium International, Inc.	2003
James L. Tyree(2)(3)	65	Managing Partner, Tyree & D'Angelo Partners	2016

(1)
Current member of the Audit Committee

(2)
Current member of the Compensation Committee

(3)
Current member of the Nominating and Corporate Governance Committee

        James P. Fogarty has served as a director of the Company since October 2016 and as Chairman of the Board since March 2017. From November 2011 to July 2015 Mr. Fogarty served as Chief Executive Officer and a director of Orchard Brands, a retail company. From 2009 until November 2010, Mr. Fogarty was President, Chief Executive Officer and Director of Charming Shoppes Inc. Prior to that he was Managing Director of Alvarez & Marsal, an independent global professional services firm, and from August 1994 served as President and Chief Operating Officer of Lehman Brothers Holdings subsequent to its Chapter 11 bankruptcy filing in April 2009. Prior to that he was President and CEO of American Italian Pasta Company, Chief Financial Officer of Levi Strauss & Co. and served as Senior Vice President and Chief Financial Officer of the Warnaco Group. Mr. Fogarty currently serves as a director of Darden Restaurants. From 2011 through 2014 Mr. Fogarty served as a director of Regis Corporation. Mr. Fogarty is also a National Association of Corporate Directors Governance Fellow. The Board considered Mr. Fogarty's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Strategic Transactions; Business Planning; and Board and Board committee experience. Mr. Fogarty holds a B.A. from Williams College and a M.B.A. from the Leonard Stern School of Business at New York University.

        Karen A. Dawes has served as a director of the Company since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation's U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing, for Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations, for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Board considered Ms. Dawes' experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Board Chair experience; and Compensation Committee experience. Ms. Dawes currently serves as a director of Repligen Corporation, a publicly-held bioprocess company, and several private companies. Ms. Dawes holds a M.B.A. from Harvard University and a B.A. and a M.A. from Simmons College.

        Arthur J. Higgins has served as President and Chief Executive Officer of the Company since March 2017. Since 2010, he has served as a Senior Advisor to Blackstone Healthcare Partners, the dedicated healthcare team of The Blackstone Group, where he focused on product-based healthcare acquisitions. Prior to joining The Blackstone Group in 2010, Mr. Higgins served as Chair of the Board Management of Bayer HealthCare AG., a developer and manufacturer of human and animal health care products, and Chairman of the Bayer HealthCare Executive Committee. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to joining Enzon, Mr. Higgins spent 14 years at Abbott Laboratories, most recently as President of the Pharmaceutical Products Division from 1998 to 2001. He is a past member of the Board of Directors of the Pharmaceutical Research Manufacturers of America (PhRMA), of the Council of the International Federation of Pharmaceutical Manufacturers and Association (IFPMA) and President of the European Federation of Pharmaceutical Industries and Associations (EFPIA). The Board considered Mr. Higgins' experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Commercial Strategy; Corporate Strategy; Corporate Leadership; and Board experience. Mr. Higgins is a director of Ecolab, Inc. and Zimmer Biomet Holdings, Inc. Mr. Higgins holds a B.S. from Strathclyde University, Scotland.

        Louis J. Lavigne, Jr. has served as a director of the Company since July 2013. Since 2005, Mr. Lavigne has served as Managing Director of Lavrite, LLC, a management consulting firm specializing in the areas of corporate finance, accounting, growth strategy and management. Prior to founding Lavrite, Mr. Lavigne served as Executive Vice President and Chief Financial Officer of Genentech, Inc., from March 1997 through his retirement in March 2005. The Board considered Mr. Lavigne's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Finance; Commercial Strategy; Commercial Operations; Strategic Transactions; Business Planning; and Board experience. Mr. Lavigne serves on the boards of Accuray Incorporated, a publicly-held radiation oncology company, NovoCure Limited, a publicly-held oncology company, and Zynga, Inc., a publicly-held social games company. Mr. Lavigne also serves on the boards of DocuSign, Inc., a privately-held digital transaction management company, Rodan + Fields, LLC, a privately held skincare company, and Puppet Inc., a privately-held technology automation software company. Mr. Lavigne previously served on the boards of Allergan, Inc., Arena Pharmaceuticals, Inc., BMC Software, Inc. Equinix, Inc., Kyphon, Inc., SafeNet, Inc. and Xenova, PLC. Mr. Lavigne is the managing member of Spring Development Group, LLC, a strategic investor in companies with unique growth opportunities. Mr. Lavigne is a board member and former Chairman of the UCSF Benioff Children's Hospitals. Mr. Lavigne is also a member of the West Coast Audit Committee Network and the faculty of the GLG Institute. Mr. Lavigne holds a B.A. from Babson College and a M.B.A. from Temple University.

        William T. McKee has served as a director of the Company since March 2017. He currently serves as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotech companies. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief

Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited, and the successor entity to Barr Pharmaceuticals, Inc., which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as a Director of International Operations and Vice President Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPA's, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee serves as a director of Synthetic Genomics, Inc., a privately held biotechnology company. The Board considered Mr. McKee's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management, Mergers and Acquisitions; Corporate Strategy; and Board and Board committee experience. Mr. McKee serves as a director of Agile Therapeutics, Inc. Mr. McKee holds a B.S. from the University of Notre Dame.

        Peter D. Staple has served as a director of the Company since November 2003. Since March 2008, Mr. Staple has served as President and Chief Executive Officer and a director of Corium International, Inc., a publicly-held biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.

        James L. Tyree has served as a director of the Company since October 2016. Since 2014 Mr. Tyree has served as co-founder and managing partner of Tyree & D'Angelo Partners, a private equity investment firm. Prior to founding Tyree & D'Angelo Partners, Mr. Tyree was President of Abbott Biotech Ventures, a subsidiary of Abbott Laboratories focused on investments in early stage pharmaceuticals and biologics. Prior to that Mr. Tyree held numerous executive positions at Abbott, including Executive Vice President Global Pharmaceuticals, Senior Vice President Global Nutrition, Corporate Vice President Pharmaceutical and Nutritional Products Group Business Development and Divisional Vice President and General Manger, Japan. Prior to rejoining Abbott in 1997 Mr. Tyree was the President of SUGEN, Inc. and held management positions in Bristol-Myers Squibb, Pfizer, and Abbott. Mr. Tyree serves as a director of ChemoCentryx, Inc. The Board considered Mr. Tyree's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Healthcare Acquisitions Corporate Management; Commercial Operations; Commercial Strategy; and Board and Board committee experience. Mr. Tyree holds a B.S. and a M.B.A. from Indiana University.

CORPORATE GOVERNANCE

Board and Committee Meetings and Annual Meetings Attendance

        Our Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board and committee meetings and the annual meeting of shareholders. Each of the directors attended the 2017 Annual Meeting of Shareholders in person. The Board met 13 times during fiscal year 2017. In addition, the Audit Committee met nine times, the Compensation Committee met nine times, and the Nominating and Corporate Governance Committee met four times. During fiscal year 2017, each then current member of the Board attended 75% or more of each of (i) the total number of Board meetings held during the period of such member's service and (ii) the total number of meetings of Committees on which such member served, during the period of such member's service.

Board Independence

        Our Corporate Governance Guidelines require that at least two-thirds of the Board be independent directors, as defined under the rules of the Nasdaq Global Market (Nasdaq). The Board has determined that each of Ms. Dawes and Messrs. Fogarty, Lavigne, McKee, Staple and Tyree is "independent" under the rules of Nasdaq. In addition, each Mr. Molinelli and Mr. Savage was independent during the time he served on the Board during fiscal 2017. The Board has also determined that each member of the Audit Committee and the Compensation Committee meets the applicable requirements of the Nasdaq rules and SEC rules and regulations.

Board Leadership Structure

        In May 2017, the Board amended our Corporate Governance Guidelines to provide that the roles of Chief Executive Officer and Chairman of the Board should be separate and that the Chairman of the Board should be an independent director. The Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his or her energy on operational issues, while the Chairman of the Board can focus on governance and other related issues, and enhances the independence of the Board. Currently, Mr. Fogarty, an independent non-employee director, serves as the Chairman of the Board and Mr. Higgins serves as a director and the Company's President and Chief Executive Officer. The Corporate Governance Guidelines adopted by the Board are posted on the Company's website at: http://www.depomed.com.

The Board's Role in Risk Oversight

        The Board oversees the establishment and maintenance of the Company's risk management processes. The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, clinical, commercial compliance, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these reports to enable it to understand the Company's risk profile and the Company's risk identification, risk management and risk mitigation strategies. When a Committee receives the report, the Chairman of the relevant Committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.

        The Board delegated primary responsibility for oversight of specific risks to its committees. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management, including in the areas of financial reporting and internal controls, reviews risks associated with product liability insurance, general liability insurance and director and officer insurance and, in coordination with the Compensation Committee, annually reviews the Company's compensation plans, programs and policies as they relate to the Company's risk management. The Compensation Committee is responsible for management of risks relating to the Company's compensation program and policies as well as oversight of other risks associated with the Compensation Committee's responsibilities under its charter. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, insider trading, and reputational risk to the extent such risk arises from these topics.

Board Committees

        The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Charters for the Company's Audit, Compensation, and Nominating and Corporate Governance Committees are posted on the Company's website at http://www.depomed.com.

        Audit Committee.    The Company's Audit Committee consists of Mr. McKee (Chairman), Ms. Dawes and Messrs. Lavigne and Staple. The Board has determined and identified each of Messrs. McKee and Lavigne as the Company's Audit Committee financial experts under applicable SEC rules. The Board has determined that the composition of the Audit Committee meets the requirements for independence under the applicable requirements of the Nasdaq and SEC rules and regulations.

        The Audit Committee has sole responsibility for appointing and terminating the Company's independent registered public accounting firm. In addition, the Audit Committee assists the Board in its oversight responsibilities to shareholders, specifically with respect to:

  •
  the qualifications and independence of our independent registered public accounting firm and internal auditing function;

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  financial statements and related disclosure matters;

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  internal audit, internal controls and corporate risk management;

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  investment policies, and tax planning and strategies;

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  finance organization and operations;

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  compliance and related party transactions; and

  •
  other related matters.

        Compensation Committee.    The Company's Compensation Committee consists of Mr. Lavigne (Chairman), Messrs. Staple and Tyree. The Board has determined that the composition of the Compensation Committee meets the requirements for independence under applicable requirements of Nasdaq and SEC rules and regulations. The Compensation Committee assists the Board in its oversight responsibilities to shareholders, specifically with respect to:

  •
  evaluating the performance of the Company against corporate goals and objectives relevant to executive management compensation approved by the Board;

  •
  in consultation with the Chairman of the Board, evaluating the CEO's performance in light of corporate goals and objectives and any individual goals and objectives;

  •
  evaluating the performance of members of executive management (other than the CEO) in light of the CEO's evaluation of their performance and the corporate and individual goals and objectives;

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  recommending to the Board for approval CEO compensation based on the Compensation Committee's evaluation;

  •
  reviewing and approving the compensation of executive management, other than the CEO, based on the Compensation Committee's evaluation;

  •
  executive compensation disclosure (including by reviewing and discussing the Compensation Discussion and Analysis (CD&A) with Company management and, based on such review and discussion, making a recommendation to the Board regarding whether to include the CD&A in the Company's proxy statement and/or Annual Report on Form 10-K;

  •
  overseeing, reviewing and approving inclusion of a compensation committee report in the Company's proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations); compensation and benefit plans;

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  non-employee director compensation (including by reviewing periodically, and recommending to the Board for approval, the form and amount of compensation of non-employee directors of the Board for their service); and

  •
  risk oversight associated with the foregoing.

        Nominating and Corporate Governance Committee.    The Company's Nominating and Corporate Governance Committee consists of Mr. Tyree (Chairman) and Ms. Dawes and Mr. McKee. The Board has determined that the composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the applicable requirements of Nasdaq. The primary responsibilities of the Nominating and Governance Committee are:

  •
  identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the director nominees for the next annual meeting of shareholders, or in the case of a vacancy on the Board, recommending an individual to fill such vacancy;

  •
  reviewing and recommending to the Board the appropriate organizational and board leadership structure;

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  reviewing the adequacy of our corporate governance principles on a regular basis;

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  developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

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  overseeing the Board's self-evaluation process, and providing the Board advice regarding Board succession;

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  recommending to the Board membership for each Board committee and any changes to the Board's committee structure as it deems advisable; and

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  providing oversight of the risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, insider trading, and reputational risk to the extent such risk arises from these topics.

DIRECTOR NOMINATIONS

        The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.

        Criteria for Nomination to the Board of Directors; Process for Identifying and Evaluating Nominees. Our Nominating and Governance Committee has adopted a Director Nomination Protocol (the Protocol) that, together with the Company's Bylaws, describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.depomed.com under Investors—Corporate Governance, as Appendix A to the Nominating and Governance Committee charter. Under the Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of the Company's shareholders. Director candidates should be committed to the Company's core values (common purpose, integrity, teamwork, agility and accountability), and must strongly support the Company's core purpose, which is to enhance the lives of the patients, families, physicians, payors and providers it serves. They must also bring to the Board a deep and wide range of experience in the business world, and diverse problem-

solving talents. Typically, they will be people who have demonstrated high achievement in business or another field, enabling them to provide strategic support and guidance for the Company. Particular areas of expertise sought include: corporate strategy and development; commercial sales and marketing; commercial operations and execution; corporate finance; financial and/or accounting expertise; organizational leadership, development and management; public company management and disclosure; and corporate risk assessment and management. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Company endeavors to have a Board representing diverse experience at policy-making levels in areas that are relevant to the Company's activities. The Company does not have a policy with respect to diversity in identifying or selecting nominees for the Board. However, in evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual's qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board's performance and ways in which such performance can be improved. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. The Company also will consider the candidate's independence under applicable Nasdaq listing standards and the Company's Corporate Governance Guidelines.

        The Nominating and Governance Committee will identify potential candidates to recommend to the full Board and a search firm may be engaged to identify additional candidates and assist with initial screening. The Nominating and Governance Committee and the Chairman of the Board will perform the initial screening and review the credentials of all candidates to identify candidates that they feel are best qualified to serve. The Chairman of the Nominating and Governance Committee, working with the Chairman of the Board, will obtain background and reference information, as appropriate, for the candidates under consideration. The Nominating and Governance Committee will review all available information concerning the candidates' qualifications and, in conjunction with the Chairman of the Board, will identify the candidate(s) they feel are best qualified to serve on the Company's Board. The members of the Nominating and Governance Committee, the CEO, and the Chairman of the Board (or the Chairman of the Board's delegate from the Board) will meet with the leading candidates to further assess their qualifications and fitness, and to determine their interest in joining the Board. Following the meeting, the Board member participants and the Chairman of the Board will make a recommendation concerning the candidate to the Nominating and Governance Committee, which will consider whether to recommend the candidate to the full Board for election.

        Director Candidates Recommended by Shareholders.    The Nominating and Governance Committee will consider candidates recommended by shareholders. The procedures that shareholders should use to nominate directors are provided in our Bylaws. For details, see "—SHAREHOLDER PROPOSALS" below. Shareholders should also provide such additional information as will allow the Nominating and Governance Committee to evaluate the candidate in light of the key principles listed above, including but not limited to information concerning the candidate's commitment to the Company's core values, personal and professional ethics, business experience and independence. The Nominating and Governance Committee may ask the candidate or the shareholder nominating the candidate to provide additional information at any time, and may conduct its own investigation of a candidate's background, as the Nominating and Governance Committee deems appropriate under the circumstances. There are no differences in the manner of evaluation if the nominee is recommended by a shareholder.

        Nominees to the Board of Directors for the Annual Meeting.    The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board. Each of the nominees listed in this Proxy Statement is a current director standing for re-election.

 COMMUNICATIONS WITH DIRECTORS

        The Company believes that communication between the Board, shareholders and other interested stakeholders is an important part of the Company's corporate governance process. To this end, the Board has adopted Shareholder Communication Procedures that are available at http://www.depomed.com under Investors—Corporate Governance and that provide a process for shareholders to send communications to the Board, any individual director or the non-management directors as a group, through the Chairman. Communications may be sent in writing or by email to: James P. Fogarty, Chairman, Depomed, Inc., c/o Matthew M. Gosling, Corporate Secretary, 7999 Gateway Blvd., Suite 300, Newark, California 94560, email: corpgov@depomed.com.

        The Corporate Secretary will act as agent for the independent Chairman in facilitating direct communications to the Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, "filter out" any direct communications from being presented to the independent Chairman without instruction from the independent Chairman, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the independent Chairman. The Corporate Secretary will send a reply to the sender of each communication acknowledging receipt of the communication.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Ms. Dawes and Messrs. Fogarty, Lavigne, McKee, Molinelli, Savage, Staple and Tyree served as members of the Company's Compensation Committee during 2017. None of the members of the Compensation Committee who served on the Compensation Committee during 2017 is, or has ever been, an officer or employee of the Company or any of its subsidiaries. None of these directors had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K (Certain Relationships and Related Transactions). No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Compensation Committee who served on the Compensation Committee during 2017 and any member of any other company's board of directors or compensation committee.

CODE OF ETHICS

        The Board has adopted a Code of Business Conduct and Ethics that applies to all of the Company's employees, officers and directors, including its principal executive officer and its principal financial officer or persons performing similar functions. A copy of the code is available on the Company's website at http://www.depomed.com and any amendments to or waivers of the code will posted to such website. We intend to disclose future amendments to certain provisions of the code, and any waivers of the code granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.

EXECUTIVE COMPENSATION CLAWBACK POLICY

        The Board has adopted an Executive Compensation Clawback Policy that applies to all of the Company's executive officers. A copy of the policy is available on the Company's website at http://www.depomed.com. In 2017, the Company did not recoup, or seek to recoup, any incentive payments or equity awards made to executive officers pursuant the policy.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Exchange Act and SEC rules, the Company's directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2017, all such SEC filings were filed on time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee of the Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. During fiscal year 2017, the Company did not engage, and does currently not propose to engage, in any transaction or series of transactions required to be disclosed by Item 404(a) of Regulation S-K in which the amount involved exceeded or exceeds $120,000 and in which any of the Company's directors or executive officers, any holder of more than 5% of any class of the Company's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to the Company in any amount in excess of $120,000 at any time.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth information regarding ownership of the Company's common stock as of March 1, 2018 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Company's common stock, (b) each director and director nominee, (c) each named executive officer and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)		Number Subject to Convertible Securities Exercisable Within 60 days	Percentage of Common Stock(2)
BlackRock, Inc(3)	9,268,824	(4)	—	14.59%
Senvest Management, LLC(5)	5,156,884	(6)	—	8.12%
Starboard Value LP(7)	4,890,000	(8)	—	7.70%
The Vanguard Group(9)	4,150,419	(10)	—	6.53%
Armistice Capital, LLC(11)	3,658,000	(12)		5.76%
Arthur J. Higgins	198,312	(13)	85,552	*
Matthew M. Gosling	381,793		338,191	*
August J. Moretti	363,152		304,203	*
Peter D. Staple	232,912		115,378	*
Karen A. Dawes	171,376		155,378	*
Louis J. Lavigne, Jr.	72,912		65,378	*
James P. Fogarty	25,693		9,243	*
Srinivas G. Rao, M.D.(15)	19,771		—	*
William T. McKee	10,569		10,569	*
James L. Tyree	9,243		9,243	*
Santosh J. Vetticaden, M.D.	—		—	*
James A. Schoeneck(14)	—		—	*
All current directors & executive officers as a group (10 persons)	1,465,962		1,093,135	2.27%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days of March 1, 2018. Percentage ownership is based on 63,516,077 shares of the Company's common stock outstanding as of March 1, 2018. Shares of common stock subject to stock options and restricted stock units vesting on or before April 30, 2018 (within 60 days of March 1, 2018) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)
As of December 31, 2017, BlackRock, Inc. disclosed having (i) sole voting power with respect to 9,147,883 shares of common stock and (ii) sole dispositive power with respect to 9,268,824 shares of common stock. This information was obtained from the Schedule 13G/A filed on January 19, 2018 with the SEC by BlackRock, Inc.

(5)
The address of Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022. The address of Richard Mashaal (who is the managing member of the Senvest Management, LLC) is c/o Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(6)
As of December 31, 2017, Senvest Management, LLC, and Richard Mashaal, the managing member of Senvest Management, LLC, disclosed having shared voting and dispositive power with respect to 5,156,884 shares of common stock (including 259,926 shares of common stock issuable upon exercise of options). This information was obtained from the Schedule 13G/A filed on February 12, 2018 with the SEC by Senvest Management, LLC and Richard Mashaal.

(7)
The address for Starboard Value LP is 777 Third Avenue, 18th Floor, New York, New York 10017.

(8)
As of February 27, 2018, Starboard Value LP disclosed having sole voting power and sole dispositive power with respect to all of the shares included in the table above. This information was obtained from Schedule 13D/A filed on March 1, 2018 with the SEC by Starboard Value LP and certain of its affiliates.

(9)
The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(10)
As of December 31, 2017, The Vanguard Group disclosed having (i) sole voting power with respect to 113,982 shares of common stock , (ii) sole dispositive power with respect to 4,037,016 shares of common stock, (iii) shared voting power with respect to 3,261 shares of common stock, and (iv) shared dispositive power with respect to 113,403 shares of common stock. This information was obtained from the Schedule 13G/A filed on February 9, 2018 with the SEC by The Vanguard Group.

(11)
The address for Armistice Capital, LLC is 510 Madison Avenue, 22nd Floor, New York, New York 10022. The address for Armistice Capital Master Fund Ltd. is c/o dms Corporate Services Ltd., 20 Genesis Close, P.O. Box 314, Grand Cayman KY1-1104, Cayman Islands. The address for Steven Boyd is c/o Armistice Capital, LLC, 510 Madison Avenue, 22nd Floor, New York, New York 10022.

(12)
As of December 31, 2017, Armistice Capital, LLC disclosed having shared voting and dispositive power with respect to all of the shares included in the table above. This information was obtained from the Schedule 13G/A filed on February 14, 2018 by Armistice Capital, LLC, Armistice Capital Master Fund Ltd. and Steven Boyd.

(13)
Includes 3,000 shares of common stock held by Mr. Higgins' children.

(14)
Mr. Schoeneck resigned from the Company effective March 28, 2017. In connection with Mr. Schoeneck's resignation, Mr. Schoeneck forfeited all of his outstanding stock options (whether vested or unvested) and unvested restricted stock units, in each case as of March 28, 2017, granted to him under the Company's equity compensation plans.

(15)
Dr. Rao resigned from the Company effective July 31, 2017.

 EXECUTIVE OFFICERS AND SENIOR MANAGEMENT

        The Company's executive officers and other members of senior management are set forth in the table below. Biographical information for Mr. Higgins is set forth above under "BOARD OF DIRECTORS."

Name	Age	Position
Executive Officers
Arthur J. Higgins	62	President and Chief Executive Officer
August J. Moretti	67	Chief Financial Officer and Senior Vice President
Matthew M. Gosling	47	Senior Vice President and General Counsel
Santosh J. Vetticaden, M.D., Ph.D.	59	Senior Vice President and Chief Medical and Scientific Officer
Other Senior Management
Mark D. Booth	58	Senior Vice President, General Manager Specialty Business Unit
Sharon D. Larkin	54	Senior Vice President, Human Resources
Sean P. McKercher	61	Senior Vice President, Operations and Business
Peter W. Schineller	57	Senior Vice President, Sales

        August J. Moretti has served as Chief Financial Officer and Senior Vice President since January 2012. From 2004 to December 2011, Mr. Moretti served as Chief Financial Officer and Senior Vice President of Alexza Pharmaceuticals, Inc., a publicly-held pharmaceutical company. From 2001 to 2004, Mr. Moretti served as Chief Financial Officer of Alavita, Inc. (formerly Surromed, Inc.). Prior to Alavita, Mr. Moretti was a partner of Heller Ehrman LLP, an international law firm. Mr. Moretti holds a B.A. from Princeton University and a J.D. from Harvard Law School.

        Matthew M. Gosling has served as Senior Vice President and General Counsel since January 2011 and Vice President and General Counsel since June 2006. Prior to joining the Company, Mr. Gosling was a partner of Heller Ehrman LLP, an international law firm. Mr. Gosling holds a B.A. from Trinity University and a J.D. from the University of Chicago.

        Santosh J. Vetticaden has served as Senior Vice President and Chief Medical Officer since October 2017. Prior to joining the Company, Dr. Vetticaden served as Interim Chief Executive Officer of Insys Therapeutics Inc. from January 2017 to April 2017. Prior to serving as Interim Chief Executive Officer, Dr. Vetticaden served as Chief Medical Officers of Insys starting in April 2015. Prior to Insys, Dr. Vetticaden held the role of Chief Medical Officer at several publicly traded biopharmaceutical companies: Mast Therapeutics, from September 2012 to September 2014, Cubist Pharmaceuticals, from December 2008 to January 2012, and Maxygen, Inc. from February 2007 to August 2008. Dr. Vetticaden has held leadership positions at Johnson & Johnson and Aventis (now Sanofi). Dr. Vetticaden holds an M.D. from the University of Maryland, a Ph.D. from Virginia Commonwealth University and a M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

        Mark D. Booth has served as Senior Vice President, General Manager Specialty Business Unit since November 2017. Prior to joining the Company, Mr. Booth served as the Chief Commercial Officer for Orexigen Therapeutics, Inc., a public pharmaceutical company, from August 2009 to September 2015. Prior to Orexigen, Mr. Booth served as President, Takeda Pharmaceuticals North America from October 2001 to June 2008. Prior to Takeda, Mr. Booth served as General Manager and Senior Vice President of Commercial Operations at Immunex Corporation, where he was responsible for Enbrel®. Mr. Booth began his career at Abbott Laboratories, where he held multiple positions, including his last role as Division Vice President and General Manager for the Anti-Infective/GI

franchise, a position he held from June 1998 to December 1999. Mr. Booth holds a B.S. from Northern Illinois University and a M.B.A. from Northwestern University Kellogg School of Management.

        Sharon D. Larkin has served as Senior Vice President, Human Resources since April 2017. Prior to joining the Company, Ms. Larkin worked at Abbott Laboratories for 23 years, most recently serving as Divisional Vice President, Human Resources, Medical Devices Group. Ms. Larkin provided worldwide human resources leadership to Abbott's five medical device operating businesses which included Vascular, Diabetes Care, Medical Optics, Structural Heart and Electrophysiology. Prior to Abbott, she held leadership positions at the Federal Bank of Atlanta, Jacksonville Branch. Ms. Larkin holds a B.S. from the Georgia Institute of Technology College of Management.

        Sean P. McKercher has served as Senior Vice President, Operations and Business since September 2017. Prior to joining the Company, Mr. McKercher held the position of President and General Manager of Ipsen North America, the U.S. affiliate of Ipsen, a global specialty biopharmaceutical group, from May 2011 to January 2014. From January 2009 until April 2011, Mr. McKercher served as Senior Vice President Corporate Business Development of Ipsen and from April 2007 to December 2008, as Vice President Commercial Development, North America of Ipsen. Prior to Ipsen, Mr. McKercher held senior positions in Abbott Laboratories' U.S. pharmaceutical products division and roles of increasing responsibility in Abbott's international division. Mr. McKercher holds a M.B.A. from York University and a B.Sc. from the University of Waterloo.

        Peter W. Schineller has served as Senior Vice President, Sales since July 2017. Prior to joining the Company, between July 2015 and July 2017, Mr. Schineller served as Chief Commercial Officer at SkylineDx B.V., a privately-held diagnostic company. From June 2013 until July 2015, Mr. Schineller served as Chief Commercial Officer at Agendia N.V. Prior to Agendia, Mr. Schineller served as Senior Vice President and Chief Commercial Officer at Alexa Pharmaceuticals. Prior to joining Alexa, Mr. Schineller served in senior commercial roles at Ventana Medical Systems, Inc., Genoptix Medical Laboratories and Cypress Bioscience, Inc. Mr. Schineller has also held positions at Elan Pharmaceuticals, Inc., Dura Pharmaceuticals, Inc. and Abbott Laboratories, Inc. Mr. Schineller holds a B.A. from the State University of New York at Stony Brook.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid in 2017, to each of the named executive officers. This compensation discussion and analysis focuses on the information contained below under this "EXECUTIVE COMPENSATION" section, and in the related footnotes and narrative.

  Executive Summary

        Depomed is a specialty pharmaceutical company focused on pain and other central nervous system (CNS) conditions. Our current specialty pharmaceutical business includes the following three primary products which we market in the United States:

  •
  Gralise® (gabapentin), a once-daily product for the management of postherpetic neuralgia.

  •
  CAMBIA® (diclofenac potassium for oral solution), a non-steroidal anti-inflammatory drug for the acute treatment of migraine attacks.

  •
  Zipsor® (diclofenac potassium) liquid filled capsules, a non-steroidal anti-inflammatory drug for the treatment of mild to moderate acute pain.

        Additionally in December 2017, the Company entered into an agreement with Collegium Pharmaceutical, Inc. to commercialize the NUCYNTA® franchise of pain products in the U.S., and an agreement with Slán Medicinal Holdings Limited and certain of its affiliates (Slán) pursuant to which we acquired Slán's rights to market the specialty drug cosyntropin (Synthetic ACTH Depot) in the U.S., and Slán acquired our rights to Lazanda® (fentanyl) nasal spray.

        Given our existing product base and commercialization agreements, as well as our strong leadership, we believe the Company is well positioned to execute on the three pillars of our commercial strategy of: Maintain, Grow, and Build, while delivering meaningful long-term value to shareholders.

        Our executive compensation program is designed to advance our commercial strategy. In order for our executives to realize incentive payouts the Company must successfully drive net sales and operating income levels, which should further translate into shareholder value. Evidencing this commitment to a pay-for-performance philosophy is the fact that the Company did not fund cash bonus payments for 2017 performance, as well as a formal shift in our long-term incentive vehicle mix to 50% time-based RSUs and 50% performance-based RSUs.

        With these changes, our CEO's target total direct compensation is now 50% performance based.

        The Company's executive compensation actions in 2017 further reflect the fact that the year was a challenging one for the Company and its business. The challenges primarily arose from the Company's reliance on revenues from opioid products, the succession of the Company's Chief Executive Officer in March 2017, the disruption to product supply resulting from the impact of Hurricane Maria on manufacturing operations in Puerto Rico, the fundamental changes to the Company's business described above, and the Company's planned relocation to the Midwest. For instance, in addition to the Chief Executive Officer, certain executive officers transitioned out of the Company in 2017, others have joined the Company and still others have agreed to remain with the Company temporarily to facilitate its relocation to the Midwest. Accordingly, in addition to the objectives described below, the Company's executive compensation actions in 2017 were intended to stabilize the organization, ensure a successful and orderly relocation, and attract and retain capable executives at a critically important time in the Company's development and transformation.

  General

        The Company's Compensation Committee is responsible for overseeing our executive compensation program. The Company's compensation philosophy is to provide a competitive balance of cash and equity compensation, benefits, and development opportunities in order to attract and retain the talent necessary to create a collaborative, high-performing work environment that contributes to the Company's overall success and long-term shareholder value. Our executive compensation program is:

  •
  Market competitive, to ensure that the Company attracts and retains executives to lead and manage the Company who are talented, qualified, and capable of achieving the Company's business objectives and to ensure executives are fairly rewarded for their accomplishments; and

  •
  Motivational and retention-oriented, so that executives remain dedicated to the Company and its overall growth and performance.

        The primary components of the Company's executive compensation program are base salary, annual cash bonus and stock-based awards. The Company believes that these components, along with the Company's other benefits and its commitment to career development, foster a productive, team-oriented work environment that offers the Company's employees the flexibility and opportunity to thrive in a collaborative atmosphere and to receive meaningful rewards and recognition for their contributions to the Company's growth and success. The Company views these components of compensation as related but distinct. That is, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components.

        The Company determines the appropriate level for each compensation component based in part, but not exclusively, on individual performance, competitive compensation information in light of the Company's recruiting and retention goals, and its view of internal equity and consistency. The Company believes that, as is common in the pharmaceutical industry, stock-based awards, salary, and cash bonuses are all necessary to attract and retain employees. The Company allocates compensation between long-term and short-term compensation, and between cash and non-cash compensation, based on benchmarking and attempts to appropriately align management and shareholder interests. The Chief Executive Officer assists the Compensation Committee in its annual review of the base salaries and other compensation elements for other executive officers. Specifically, the Chief Executive Officer makes recommendations to the Committee regarding base salary increases, equity incentive grants, and the level of achievement of individual objectives for the other executive officers. The Chief Executive Officer discusses his recommendations with the Compensation Committee and the Committee then makes a decision on the compensation package for each named officer. The Compensation Committee, without the Chief Executive Officer present, performs an annual review of the base salary and other compensation elements for the Chief Executive Officer.

        The Compensation Committee's objective is to ensure strong alignment among the Company's executive performance, executive compensation and shareholder value. The Compensation Committee's recently appointed members, with the assistance of the Company's recently appointed Chief Executive Officer, will continue to review the Company's compensation practices in light of that objective.

        In connection with this ongoing review, the Compensation Committee continues to revise the executive compensation program to implement and maintain what it believes to be are best practices with respect to executive compensation. The Company's executive compensation corporate governance framework includes the following practices, each of which reinforces our executive compensation objectives:

  •
  we use performance-based incentives in both our short- and long-term programs, to ensure that the interests of our executives are aligned with those of our shareholders;

  •
  Management Continuity Agreements entered into with each of our executive officers provide for double trigger severance benefits, meaning that both a change in control and termination of employment are required for change of control severance benefits to be paid;

  •
  we do not provide for automatic single trigger vesting of equity awards upon the occurrence of a change in control;

  •
  we maintain stock ownership guidelines for executives and nonemployee directors;

  •
  we have a compensation clawback policy applicable to executive officers;

  •
  we prohibit golden parachute excise tax gross-ups for all of our executive officers;

  •
  the Compensation Committee retains the services of an independent executive compensation consultant who provides services directly to the Compensation Committee;

  •
  we conduct an annual say-on-pay vote;

  •
  we regularly review the peer group we use for compensation comparisons to ensure that it appropriately aligns with the Company; and

  •
  we prohibit our directors, officers and employees from engaging in hedging or monetization transactions, including short sales or transactions in publicly traded options, and generally prohibit the pledging of Company securities as collateral.

  Review of Competitive Market; Compensation Consultant

        To assist with the analysis of executive compensation for fiscal year 2017, the Compensation Committee engaged Aon Hewitt, Radford, a global professional services firm with expertise consulting on executive compensation matters in general and with specific expertise in the biopharma industry. Aon Hewitt, Radford reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to hire, fire and direct the work of Aon Hewitt, Radford. For fiscal year 2017, Aon Hewitt, Radford advised the Compensation Committee on a variety of compensation-related issues, including:

  •
  refining the Company's peer group for executive compensation purposes;

  •
  providing general information concerning executive compensation trends and developments, and regulatory developments;

  •
  compiling, analyzing and presenting competitive data to assist the Compensation Committee with its executive compensation decisions, including that of the Chief Executive Officer and the Company's other executive officers; and

  •
  providing information and analysis concerning hedging/pledging, clawback and share ownership guidelines

        Pursuant to SEC rules, the Compensation Committee has assessed the independence of Aon Hewitt, Radford and concluded it is independent and that no conflict of interest exists that would prevent Aon Hewitt, Radford from independently providing services to the Compensation Committee.

  Peer Group and Market Data

        The Compensation Committee considers various sources of third party compensation information in connection with its compensation decisions. In particular, the committee considers compensation packages offered by its competitors for executive talent. In connection with its fiscal year 2017 compensation review, the Compensation Committee reviewed publicly available compensation information compiled by Aon Hewitt, Radford related to 13 commercial stage specialty pharmaceutical companies with revenues and market capitalizations generally similar to the Company at the time the peer group was developed in April 2017. The companies reviewed included:

  Acorda Therapeutics, Inc.
  Akorn, Inc.
  AMAG Pharmaceuticals, Inc.
  Amphastar Pharmaceuticals, Inc.
  Emergent BioSolutions, Inc.
  Halozyme Therapeutics, Inc.
  Horizon Pharma plc
  Impax Laboratories Inc.
  Ionis Pharmaceuticals, Inc. (f/k/a ISIS Pharmaceuticals, Inc.)
  Nektar Therapeutics
  Pacira Pharmaceuticals, Inc.
  Supernus Pharmaceuticals, Inc.
  The Medicines Company

        The Company's peer group for compensation decisions made in early 2017 was similar to the peer group established in April 2017. Certain peers somewhat larger than the Company were removed and replaced with others with profiles similar to the Company. In light of developments in the Company's business, the Committee may review and revise its proxy peers in 2018.

        The Compensation Committee reviews the information described above in order to understand current compensation practices at peer companies. However, the Compensation Committee does not engage in formal benchmarking relative to peer companies. The Committee uses competitive compensation data from the annual total compensation study of peer companies to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Committee uses multiple reference points when establishing targeted compensation levels. The Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader U.S. market. Instead, the Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business unit and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.

  Compensation Elements

        Base Salary.    While the Company seeks to ensure that a substantial portion of its executives' compensation depends on the achievement of corporate and individual goals, the Company also seeks to provide its executive officers with competitive annual base salaries in order to attract and retain talented individuals. In determining appropriate salary levels for a given executive officer, the Compensation Committee considers the following factors:

  •
  individual performance

  •
  experience and skills

  •
  external market conditions;

  •
  level of responsibility;

  •
  breadth, scope, and complexity of the position; and

  •
  executives' salaries relative to each other.

        Based on the criteria above, in February 2017, the Compensation Committee increased the base salary levels of the named executive officers. The salary increases in 2017 included adjustments based on market conditions for certain executives. The increases were effective as of March 1, 2017. There were no base salary adjustments in 2018.

Base Salary ($) and Increase (%)
Name and Principal Position	2018	2017
Arthur J. Higgins President and Chief Executive Officer(1)	800,000 /—	800,000 /—
August J. Moretti Senior Vice President and Chief Financial Officer	438,048 /—	438,048 / 3.0
Matthew M. Gosling Senior Vice President and General Counsel	494,000 /—	494,000 / 4.0
Santosh J. Vetticaden, M.D.(2) Senior Vice President and Chief Medical Officer	475,008 /—	475,008 /—

(1)
Mr. Higgins joined the Company effective March 28, 2017.

(2)
Dr. Vetticaden joined the Company effective October 17, 2017.

        Cash Bonus.    The Company's executive officers participate in the Depomed, Inc. Annual Bonus Plan (the Bonus Plan), which provides for annual cash bonuses based on the achievement of individual and corporate objectives which the Company believes increases shareholder value. For 2017, executives' cash bonus target as a portion of base salary was 100% for the Chief Executive Officer, 50% for the Company's Chief Financial Officer, the General Counsel and the Chief Medical Officer. The cash bonus target percentages for executive officers remained flat in 2017 relative to 2016, and no changes are planned for 2018.

        Executive officers' bonus payouts are tied in significant part to company-wide corporate objectives approved by the Board that are generally set late in the fourth quarter of the prior year or shortly after the beginning of the current year. Corporate objectives are generally quantitative in nature, so that their achievement can be objectively measured, and are weighted by relative importance. Following the completion of the fiscal year, the Compensation Committee assesses the Company's performance relative to the corporate goals, and applies a "corporate multiplier" based on that assessment. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. The Board makes the final determination of the corporate multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive's total bonus payout is 100% in the case of the Chief Executive Officer and 70% in the case of all other executive officers.

        The Board does not classify individual objectives by their relative difficulty, but believes that the Company's corporate objectives are, on the whole, ambitious but achievable. The corporate multipliers established after assessing the Company's performance relative to the corporate goals were as follows:

Year	Performance
2015	122%
2016	86.75%
2017	0%

        Corporate objectives for 2017 were related to net sales revenue (based on a target of $425 million), adjusted EBITDA (based on a target of $134 million) and retention of identified key personnel (based on a target of 80% retention). In addition, each executive had departmental objectives. Achievement of the Company's overall corporate objectives was considered at Compensation Committee meetings held in October and November 2017 and in January and February 2018. The Compensation Committee concluded that the Company's corporate objectives had not been achieved, and recommended in December 2017 to the full Board that the Company's Bonus Plan not be funded for executive officers or other employees in respect of 2017 performance. In lieu thereof with regard to non-executive employees, the Company implemented a retention program in connection with the Company's relocation pursuant to which employees could receive a retention payment equal to up to 70% of their 2017 bonus target for remaining with the Company for specified periods through as late as June 2018.

        Individual performance of executive officers was considered, and final executive compensation determinations were made, at a Compensation Committee meeting held on February 8, 2018.

        Under the Bonus Plan, the Chief Executive Officer has no individual goals for which he is incentivized separately from the Company's corporate objectives. As such, Mr. Higgins did not receive a bonus for 2017. Dr. Vetticaden joined the Company in late 2017 and was not eligible for a bonus. As the Company did not fund the Bonus Plan for 2017, Messrs. Gosling and Moretti did not receive cash bonuses for 2017 performance.

  Stock-Based Awards

        The Compensation Committee has historically granted stock options and restricted stock units (RSUs) to executive officers to motivate them to drive the achievement of corporate objectives, to aid in their retention, and to align their interests with those of the Company's shareholders by providing executives with an equity stake. Stock options granted to executive officers have an exercise price equal to 100% of the fair market value of the Company's common stock (the closing sales price on Nasdaq) on the date of grant, so they have value only to the extent that the market price of the Company's common stock increases after the date of grant. Typically, stock options vest and become exercisable over four years. One-quarter of the shares subject to the option vest after one year in the case of initial option grants. Restricted Stock Units typically vest in three or four equal installments on the anniversary of the grant date.

        In 2018, the Company implemented a new equity award plan for the Chief Executive Officer, Senior Vice Presidents and other Company Vice Presidents who report to the Chief Executive Officer. Under the new plan, the Compensation Committee grants restricted stock units (RSUs) and performance stock units (PSUs) to motivate executives to drive achievement of corporate objectives, to aid in their retention and to align their interests with those of the Company's shareholders. The RSUs granted by the Company vest in three equal installments over approximately three years. The PSUs granted by the Company vest in three equal installments, with performance measured based on Relative Total Shareholder Return (TSR) against the Russell 3000 Pharmaceuticals Total Return Index. Performance is measured over a one, two and three year period relative to 2017, each accounting for one third of the target award. For equity incentive awards made in February 2018, in consultation with AON Hewitt, Radford, the Committee set target award levels at its February 8, 2018 meeting for the Chief Executive Officer, Senior Vice Presidents, and for other Company Vice Presidents who report to the Chief Executive Officer. The target award levels were based on the Company's 10-day average stock price as of February 5, 2018.

        The Compensation Committee determines the size of a particular equity award based on a holistic assessment of a number of factors, including competitive market levels, the executive's past performance and future potential, the Company's performance relative to corporate objectives, and recent growth or decline in shareholder value. Annual grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which the annual grants are made is set in advance, and is not coordinated with the release of information concerning the Company's business. In March 2018, in connection with its determinations regarding executive compensation, the Committee made annual grants to Mr. Higgins (178,600 RSUs and 178,600 PSUs) and Dr. Vetticaden (35,100 RSUs and 31,500 PSUs). In light of the Company's transition and relocation, no grants were made to Messrs. Gosling and Moretti.

  Chief Executive Officer Compensation

        Based upon a review of market data and other factors as described in greater detail above under "Review of Competitive Market", the Compensation Committee determined to keep Mr. Higgins' base salary unchanged for 2018 and granted him the equity awards described above. Based on the Company's performance relative to the pre-set objectives for the annual cash bonus program for FY 2017, Mr. Higgins' did not receive a cash bonus payout.

  Arthur J. Higgins Offer Letter

        On March 28, 2017, the Company entered into a letter agreement (the Offer Letter) with Arthur J. Higgins pursuant to which Mr. Higgins agreed to become President and Chief Executive Officer of the Company, effective March 28, 2017. In addition, the Board appointed Mr. Higgins to the Board.

        The Offer Letter provides Mr. Higgins with an annual base salary of $800,000 and an annual target cash bonus of 100% of his base salary. The Offer Letter also provides that the Company will grant Mr. Higgins stock options that vest over a four-year period with a value of $1.75 million and restricted stock units that vest over a four-year period with a value of $1.75 million. In addition, the Company agreed to reimburse Mr. Higgins for reasonable out-of-pocket relocation expenses incurred by Mr. Higgins in connection with his relocation to the San Francisco Bay Area. In accordance with the terms of the Offer Letter, on March 31, 2017, the Company granted Mr. Higgins (i) 139,442 restricted stock units that vest 25% on December 1, 2017, 25% on December 1, 2018, 25% on December 1, 2019 and 25% on December 1, 2020 and (ii) 315,884 stock options that vest 12.5% on September 28, 2017 and in 42 equal monthly installments thereafter, such that the stock options will be fully vested and exercisable on March 28, 2021, in each case assuming continued employment through the applicable vesting date.

        Mr. Higgins also entered into the Company's Management Continuity Agreement, which provides, among other things, change in control severance benefits in the event Mr. Higgins' employment is terminated by the Company other than for cause, death or disability or by him for good reason (in each case, as defined in the Management Continuity Agreement), in each case in connection with, or within the period beginning (a) 90 days prior to the effective date of a change in control of the Company and ending (b) 24 months following the effective date of a change in control of the Company. Upon such a qualifying termination of employment, Mr. Higgins will be eligible to receive payments and benefits substantially similar to the payments and benefits as summarized below in the section entitled "EXECUTIVE COMPENSATION—Potential Payments upon Termination or Change in Control."

        The Management Continuity Agreement further provides, among other things, that in the event Mr. Higgins' employment is terminated by the Company other than for cause, death or disability or by him for good reason (in each case not in connection with a change in control), Mr. Higgins will receive 18 months of base salary, continued health coverage and equity vesting if the termination is on or after January 1, 2018. In addition to the foregoing, Mr. Higgins' equity awards will be accelerated in an amount equal to the applicable period of severance benefits, up to a maximum of 12 months.

  CEO Equity Match Program

        In December 2017, the Board approved a one-time incentive program (the Equity Match Program) for Mr. Higgins. The Equity Match Program provides an incentive for Mr. Higgins to purchase shares of the Company's common stock through open-market purchases between December 5, 2017 and February 3, 2018 (the Purchase Period). Under the terms of the Equity Match Program, for each $100,000 of Common Stock purchased by Mr. Higgins during the Purchase Period (up to $600,000 in total), the Company agreed to grant him an award of RSUs (the Matching Units) under the 2014 Plan having a grant-date value equal to the purchase price of the Common Stock purchased.

        Pursuant to the Equity Match Program, Mr. Higgins received 73,529 Matching Units on December 15, 2017. The Matching Units will vest in full on December 15, 2020, subject to Mr. Higgins' continued employment through that date. Additionally, Mr. Higgins must hold the shares he purchased through this vesting period in order to for the Matching Units to vest. Notwithstanding the foregoing, the Matching Units vest in full upon a termination without cause or resignation for good reason (including following a change of control of the Company), or upon Mr. Higgins' death or total and permanent disability.

  Severance and Transition Agreements

        Severance and transition arrangements entered into in 2017 with the Company's executive officers are described under "Potential Payments upon Termination or Change in Control."

  Compensation Policies and Practices as They Relate to the Company's Risk Management

        The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company. The Board believes its approach to setting corporate goals and individual objectives, bonus payouts at varying levels of performance, and thorough evaluation of performance results assist in mitigating excessive risk-taking that could harm the Company's value or reward poor judgment by executives. The Board believes the allocation of compensation among base salary and short and long-term cash and equity-linked compensation discourages excessive risk-taking. The Board believes applying Company-wide metrics encourages decision-making that is in the best long-term interests of the Company and its shareholders as a whole. Also, the multi-year vesting of equity awards discourages excessive short-term risk taking.

  Other Benefits

        Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance and 401(k) plan, in each case on substantially the same basis as other employees, subject to applicable law. The Company also provides vacation and other paid holidays to all employees, including executive officers, all of which the Company believes to be comparable to those provided at peer companies.

  Tax and Accounting Considerations

        In making compensation decisions affecting the executive officers, the Compensation Committee considers the Company's ability to deduct under applicable federal corporate income tax law compensation payments made to executives. Specifically, the committee has historically considered the requirements and impact of Section 162(m) of the Internal Revenue Code, as amended, which generally disallows a tax deduction for annual compensation in excess of $1 million paid to our named executive officers. Certain compensation that qualifies under applicable tax regulations as "performance-based" compensation is specifically exempted from this deduction rule. However, the 2017 tax reform legislation removed the "performance-based compensation" exception from Section 162(m). Accordingly, awards made after November 2, 2017, generally are not eligible for the "performance-based compensation" exception and will not be deductible to the extent that they cause the compensation of the affected executive officers to exceed $1,000,000 in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are "grandfathered" under prior law and can still qualify as deductible "performance-based compensation," even if paid in future years. The Compensation Committee will continue to monitor any awards that may be grandfathered and endeavor to ensure that they are deductible if and when paid. Going forward, the Compensation Committee cannot assure that the Company will be able to fully deduct all amounts of compensation paid to persons who are named executive officers in the future. Further, because the Compensation Committee believes it is important to preserve flexibility in designing its compensation programs, it has not adopted a policy that all compensation must qualify as deductible under Section 162(m).

  Compensation Committee Report

        The Compensation Committee has reviewed this compensation discussion and analysis, discussed it with management and recommended, based on such review and discussion, to the Board that it be included in this Proxy Statement.

COMPENSATION COMMITTEE
Louis J. Lavigne, Jr., Chair Peter D. Staple James L. Tyree

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

Summary Compensation Table

        The following table sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for fiscal years 2015, 2016 and 2017 as determined in accordance with applicable SEC rules (the named executive officers).

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)	Total ($)
Arthur J. Higgins(5)	2017	612,308	—	2,349,994	1,748,923	—	55,312	4,766,537
President and Chief
Executive Officer
August J. Moretti(6)	2017	435,873	—	895,070	395,102	—	6,612	1,732,657
Chief Financial Officer	2016	418,820	—	602,625	591,491	183,042	9,481	1,805,459
and Senior Vice President	2015	386,036	—	489,570	378,560	226,199	10,174	1,490,539
Matthew M. Gosling(7)	2017	490,833	—	1,385,330	634,204	—	6,482	2,516,849
Senior Vice President	2016	470,833	—	642,800	639,450	233,670	8,238	1,994,991
and General Counsel	2015	441,577	—	718,500	585,047	268,637	8,686	2,022,447
Santosh J. Vetticaden, M.D.(8)	2017	98,960	—	269,825	265,780	—	52,194	686,759
Senior Vice President
Chief Medical Officer
James A. Schoeneck(9)	2017	196,266	—	1,794,450	1,785,977	—	737,477	4,514,170
Former President and	2016	787,500	—	2,362,290	2,308,415	694,000	14,865	6,167,070
Chief Executive Officer	2015	708,333	—	2,430,180	2,374,601	800,000	16,808	6,329,922
Srinivas G. Rao, M.D.(10)	2017	256,258	—	504,155	484,036	—	466,946	1,711,395
Former Senior Vice	2016	417,979	—	538,345	524,349	201,636	6,198	1,688,507
President and Chief
Medical Officer

(1)
The amounts shown represent the grant date fair value of stock options and stock awards granted in the year calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 11 "Stock-Based Compensation" in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 1, 2018.

(2)
Represents actual bonus amounts earned.

(3)
For all named executive officers, amounts represent 401(k) match, long term care and life insurance premiums paid by the Company on behalf of the named executive officers.

(4)
The Company provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(5)
Mr. Higgins joined the Company effective March 28, 2017.

(6)
Mr. Moretti will resign from the Company effective June 30, 2018.

(7)
Mr. Gosling will resign from the Company effective June 30, 2018.

(8)
Dr. Vetticaden joined the Company effective October 17, 2017.

(9)
Mr. Schoeneck resigned from the Company effective March 28, 2017. In connection with Mr. Schoeneck's resignation, Mr. Schoeneck forfeited all of his outstanding stock options (whether vested or unvested) and unvested restricted stock units, in each case as of March 28, 2017, granted to him under the Company's equity compensation plans. Severance payments made to Mr. Schoeneck in 2017 are reflected under the column titled "All Other Compensation."

(10)
Dr. Rao resigned from the Company effective July 31, 2017. Severance payments made to Dr. Rao in 2017 are reflected under the column titled "All Other Compensation."

2017 Grants of Plan-Based Awards

        The following table sets forth information regarding grants of stock and option awards made to the named executive officers during fiscal year 2017 and potential fiscal year 2017 target payouts under the Company's Annual Bonus Plan.

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards— Target ($)(1)	All other Stock Awards: Number of Units (#)	All other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Arthur J. Higgins(3)	—	600,000	—	—	—	—
	3/31/2017		139,442			1,749,997
	3/31/2017			315,884	12.55	1,748,923
	12/14/2017		73,529			599,997
August J. Moretti(4)	—	219,024	—	—	—	—
	2/8/2017		23,000		—	393,070
	2/8/2017			54,200	17.09	395,102
	3/31/2017		40,000			502,000
Matthew M. Gosling(5)	—	247,000	—	—	—	—
	2/8/2017		37,000			632,330
	2/8/2017			87,000	17.09	634,204
	3/31/2017		60,000			753,000
Santosh J. Vetticaden, M.D.(6)		—	—	—	—	—
	10/16/2017		53,325			269,825
	10/16/2017			109,343	5.06	265,780
James A. Schoeneck(7)	—	825,000	—	—	—	—
	2/8/2017		105,000		—	1,794,450
	2/8/2017			245,000	17.09	1,785,977
Srinivas G. Rao, M.D.(8)	—	222,509	—	—	—	—
	2/8/2017		29,500			504,155
	2/8/2017			66,400	17.09	484,036

(1)
This column sets forth the target bonus amount for each named executive officer for the year ended December 31, 2017—under the Company's Annual Bonus Plan based on achievement of 100% target amount. There are no thresholds or maximum bonus amounts for each individual officer established under the Company's Annual Bonus Plan. Actual amounts paid in March 2018 are based on the Compensation Committee's review of corporate performance and individual achievements under the Company's Annual Bonus Plan for fiscal year 2017 have been reported above in the "Summary Compensation Table."

(2)
Represents the grant date fair value of stock options and stock awards granted in 2017 to the named executive officers.

(3)
Mr. Higgins joined the Company effective March 28, 2017.

(4)
Mr. Moretti will resign from the Company effective June 30, 2018.

(5)
Mr. Gosling will resign from the Company effective June 30, 2018.

(6)
Dr. Vetticaden joined the Company effective October 17, 2017.

(7)
Mr. Schoeneck resigned from the Company effective March 28, 2017. In connection with Mr. Schoeneck's resignation, Mr. Schoeneck forfeited all of his outstanding stock options (whether vested or unvested) and unvested restricted stock units, in each case as of March 28, 2017, granted to him under the Company's equity compensation plans.

(8)
Dr. Rao resigned from the Company effective July 31, 2017.

Outstanding Equity Awards at 2017 Fiscal Year-End

        The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2017.

	Option Awards						Restricted Stock Units
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date	Grant Date		Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(8)
Arthur J. Higgins(9)	3/31/2017	(6)(3)	59,229	256,655	12.55	3/31/2027	42,825		104,581	841,877
	12/14/2017	(4)	—	—	—	—	43,083		73,529	591,908
August J. Moretti(10)	1/3/2012	(2)	192,500	—	5.35	1/3/2022	—		—	—
	2/7/2013	(1)	53,500	—	6.77	2/7/2023	—		—	—
	2/18/2014	(1)(3)	55,432	2,771	12.69	2/18/2024	—		—	—
	—		—	—	—	—	2/4/2015		5,500	44,275
	—		—	—	—	—	2/11/2016		18,750	150,938
	—		—	—	—	—	2/8/2017		17,250	138,863
	—		—	—	—	—	3/31/2017	(5)	40,000	332,000
Matthew M. Gosling(11)	1/14/2011	(1)	37,500	—	7.12	1/14/2021	—		—	—
	5/26/2011	(1)	25,000	—	8.55	5/26/2021	—		—	—
	9/1/2011	(1)	45,000	—	6.08	9/1/2021	—		—	—
	1/12/2012	(1)	45,000	—	6.11	1/12/2022	—		—	—
	2/7/2013	(1)	57,000	—	6.77	2/7/2023	—		—	—
	2/18/2014	(1)	81,458	3,542	12.69	2/18/2024	—		—	—
	—		—	—	—	—	2/4/2015		8,750	70,438
	—		—	—	—	—	2/11/2016		20,000	161,000
	—		—	—	—	—	2/8/2017		27,750	223,388
	—						3/31/2017	(5)	60,000	483,000
Santosh J. Vetticaden, M.D.(12)	10/16/2017	(7)(3)	—	109,343	5.06	10/16/2027	10/16/2017		53,325	429,266
James A. Schoeneck(13)	—		—	—	—	—	—		—	—
Srinivas G. Rao, M.D.(14)	—		—	—	—	—	—		—	—

(1)
The options were granted pursuant to the Second Amended and Restated 2004 Equity Incentive Plan (the 2004 Plan) and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(2)
The options were granted pursuant to the 2004 Plan and vest over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date.

(3)
One quarter of each award of restricted stock units vests annually on December 1 of each year, provided the executive officer continues to provide services to the Company.

(4)
The restricted stock units will vest in full on December 5, 2020, provided the executive officer continues to provide services to the Company.

(5)
One half of each award of restricted stock units vests annually on March 31 of each year, provided the executive officer continues to provide services to the Company.

(6)
The options vest over four years, with the first 12.5% vesting six months from the grant date, and the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.

(7)
The options vest over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date.

(8)
Amounts represent an estimate of the market value of unvested restricted stock units as of December 31, 2017, assuming a market value of $8.05 per share representing the closing market price of the Company's common stock on the last business day of fiscal 2017.

(9)
Mr. Higgins joined the Company effective March 28, 2017.

(10)
Mr. Moretti will resign from the Company effective June 30, 2018. On December 18, 2017, the effective date of the Transition Agreement between Mr. Moretti and the Company, Mr. Moretti forfeited all unexercised stock options he held that were granted after January 1, 2015 (201,700 unexercised options with exercise prices ranging from $16.07 per share to $17.61 per share).

(11)
Mr. Gosling will resign from the Company effective June 30, 2018. On December 18, 2017, the effective date of the Transition Agreement between Mr. Gosling and the Company, Mr. Gosling forfeited all unexercised stock options he held that were granted after January 1, 2015 (272,000 unexercised options with exercise prices ranging from $16.07 per share to $17.61 per share).

(12)
Dr. Vetticaden joined the Company effective October 17, 2017.

(13)
Mr. Schoeneck resigned from the Company effective March 28, 2017. In connection with Mr. Schoeneck's resignation, Mr. Schoeneck forfeited all of his outstanding stock options (whether vested or unvested) and unvested restricted stock units, in each case as of March 28, 2017, granted to him under the Company's equity compensation plans.

(14)
Dr. Rao resigned from the Company effective July 31, 2017.

2017 Option Exercises and Stock Vested

        The following table sets forth certain information regarding option exercises and the vesting of restricted stock units held by our named executive officers during the fiscal year ended December 31, 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($)(2)
Arthur J. Higgins	—	—	34,861	247,862
August J. Moretti	—	—	30,000	226,900
Matthew M. Gosling	—	—	39,250	292,668
Santosh J. Vetticaden, M.D.(3)	—	—	—	—
James A. Schoeneck(4)	—	—	—	—
Srinivas G. Rao, M.D.(5)	—	—	2,500	31,375

(1)
Represents the excess of the market value of the shares exercised on the exercise date over the aggregate exercise price of such shares.

(2)
The value shown is the number of restricted stock units times the market price of the Company's common stock on the vesting date.

(3)
Dr. Vetticaden joined the Company effective October 17, 2017.

(4)
Mr. Schoeneck resigned from the Company effective March 28, 2017. In connection with Mr. Schoeneck's resignation, Mr. Schoeneck forfeited all of his outstanding stock options (whether vested or unvested) and unvested restricted stock units, in each case as of March 28, 2017, granted to him under the Company's equity compensation plans.

(5)
Dr. Rao resigned from the Company effective July 31, 2017.

Potential Payments upon Termination or Change in Control

        In February 2016, the Board approved a form of Management Continuity Agreement to be entered into with each of the Company's executive officers. The Company subsequently entered into definitive Management Continuity Agreements with each such officer, which agreements replace and supersede the Management Continuity Agreements previously entered into by the Company and its executive officers.

        The Management Continuity Agreements provide, among other things, that in the event an executive officer is subject to an involuntary termination within 90 days prior to or 24 months following a change of control, the executive officer is entitled to receive: (i) 100% acceleration of such officer's unvested Company equity awards; (ii) a lump sum severance payment equal to two times (if the officer is the chief executive officer) or one time (if the officer is not the chief executive officer) the base salary which the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to (if the officer is not the chief executive officer) such officer's annual bonus target for the Company's fiscal year in which the termination occurs (iv) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the 24 month period (if the officer is the chief executive officer) or 12 month period (if the officer is not the chief executive officer) following the involuntary termination or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

        In addition, the Management Continuity Agreements provide, among other things, that in the event the executive officer is subject to an involuntary termination (other than in connection with a change of control as described above), the executive officer will receive: (i) acceleration of 12 months' of such officer's unvested Company equity awards if the officer is the chief executive officer; and (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is a senior vice president), equal to the base salary which the officer was receiving immediately prior to the change of control; (iii) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the involuntary termination through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

        The executive officer is not entitled to receive a "gross up" payment to account for any excise tax that might be payable pursuant to Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer's release of any claims against the Company.

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2017 under the Management Continuity Agreement that would have been made had an involuntary termination occurred within 90 days prior to or 24 months following a change of control as of December 31, 2017. In addition, payments made to Mr. Schoeneck in connection with his resignation as the Chief Executive Officer of the Company, effective March 28, 2017, are summarized below.

Potential Payments—Involuntary Termination Following a Change of Control

Name	Bonus Payments ($)		Severance Payments ($)		Health Insurance Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
Arthur J. Higgins(8)	1,600,000	(2)	1,600,000	(3)	—	(4)	1,433,785
August J. Moretti(9)	219,024	(5)	438,048	(6)	23,303	(7)	666,076
Matthew M. Gosling(10)	247,000	(5)	494,000	(6)	29,400	(7)	937,826
Santosh J. Vetticaden, M.D.(11)	237,504	(5)	475,008	(6)	33,894	(7)	756,202
James A. Schoeneck(12)	—		—		—		—
Srinivas G. Rao, M.D.(13)	—		—		—		—

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2017.

(2)
The amount reported equals two times such officer's annual bonus target for the Company's fiscal year in which the termination occurs.

(3)
The amount reported equals two times such officer's base salary.

(4)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 24 months.

(5)
The amount reported equals such officer's annual bonus target for the Company's fiscal year in which the termination occurs.

(6)
The amount reported equals such officer's annual base salary.

(7)
The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

(8)
Mr. Higgins joined the Company effective March 28, 2017.

(9)
Mr. Moretti will resign from the Company effective June 30, 2018.

(10)
Mr. Gosling will resign from the Company effective June 30, 2018.

(11)
Dr. Vetticaden joined the Company effective October 17, 2017.

(12)
Mr. Schoeneck resigned from the Company effective March 28, 2017. Pursuant to the Waiver and Release entered into by the Company and Mr. Schoeneck on March 28, 2017, Mr. Schoeneck waived all his rights under the Management Continuity Agreement entered into by the Company and Mr. Schoeneck on February 12, 2016 and forfeited all of his outstanding stock options (whether vested or unvested) and unvested restricted stock units, in each case as of March 28, 2017, granted to him under the Company's equity compensation plans. For details, see "—Resignation of James A. Schoeneck" below.

(13)
Dr. Rao resigned from the Company effective July 31, 2017.

        The following table sets forth potential payments to the Company's named executive officers employed as of December 31, 2017 under the Management Continuity Agreement that would have been made if an involuntary termination (other than in connection with a change of control) occurred as of December 31, 2017.

Potential Payments—Involuntary Termination

Name	Severance Payments ($)		Health Insurance Benefits ($)		Option and Stock Award Vesting Acceleration ($)(1)
Arthur J. Higgins	1,200,000	(2)	—	(3)	280,631
August J. Moretti(6)	438,048	(4)	23,303	(5)	—
Matthew M. Gosling(7)	494,000	(4)	29,400	(5)	—
Santosh J. Vetticaden, M.D.	475,008	(4)	33,894	(5)	—
James A. Schoeneck(8)	—		—		—
Srinivas G. Rao, M.D.(9)	—		—		—

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2017.

(2)
The amount reported represents total severance payments over 18 months.

(3)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months.

(4)
The amount reported represents total severance payments over 12 months.

(5)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

(6)
Mr. Moretti will resign from the Company effective June 30, 2018.

(7)
Mr. Gosling will resign from the Company effective June 30, 2018.

(8)
Mr. Schoeneck resigned from the Company effective March 28, 2017. Pursuant to the Waiver and Release entered into by the Company and Mr. Schoeneck on March 28, 2017, Mr. Schoeneck waived all his rights under the Management Continuity Agreement entered into by the Company and Mr. Schoeneck on February 12, 2016 and forfeited all of his outstanding stock options (whether vested or unvested) and unvested restricted stock units, in each case as of March 28, 2017, granted to him under the Company's equity compensation plans. For details, see "—Resignation of James A. Schoeneck" below.

(9)
Dr. Rao resigned from the Company effective July 31, 2017.

Transition and Consulting Arrangements with Matthew M. Gosling and August J. Moretti

        On December 8, 2017, the Company entered into a Transition and Consulting Agreement (the Transition Agreements), with each of Matthew M. Gosling and August J. Moretti (the Officers) in connection with Company's planned relocation from the San Francisco Bay Area.

        Pursuant to the Transition Agreements, Mr. Gosling, the Company's current Senior Vice President and General Counsel, and Mr. Moretti, the Company's current Chief Financial Officer and Senior Vice President, will continue their employment with the Company through June 30, 2018 (or up to 60 days thereafter if requested by the Company's Chief Executive Officer) (the Separation Date). Through the Separation Date, the Officers will remain in their current roles and will assist with: (a) the transition of their departments to the Company's new headquarters location; and (b) the transition of their duties to any successor named before the Separation Date (in which event the Officer(s) would assume different titles, but continue to provide services to the Company through the Separation Date).

        The Transition Agreements provide that each Officer shall provide post-termination services as a consultant through the first anniversary of the Separation Date (or up to 60 days thereafter), unless terminated sooner under certain circumstances (the Consulting Period). During the Consulting Period,

each Officer will provide transition and integration services in consideration for a monthly fee of $10,000 for each of the first six months of the Consulting Period, which shall be reduced to $5,000 for each remaining month of the Consulting Period through the termination or expiration of the arrangement.

        Subject to the respective Officer's (i) continued service through the Separation Date, (ii) compliance with the Consulting Agreement, and (iii) execution and non-revocation of the Supplemental Release, each Officer shall be entitled to the following: a pro-rated bonus for 2018 equal to fifty percent of such Officer's target bonus for that year; a performance bonus of $200,000, subject to the achievement of predetermined performance goals; a severance payment equal to 12 months' of the Officer's base salary in effect as of the Separation Date; up to 12 months of health insurance benefits pursuant to the terms of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA); certain outplacement services; continued vesting of outstanding equity awards through the Consulting Period; and full vesting of outstanding restricted stock units (if any) on the last day of the Consulting Period. In the event of a change in control of the Company, the foregoing payments and vesting would be accelerated. In addition, on the effective date of the Transition agreements, each Officer forfeited all unexercised stock options he held that were granted after January 1, 2015 (with exercise prices ranging from $16.07 per share to $17.61 per share).

Retirement of Thadd Vargas

        On July 12, 2017, the Company entered into an agreement with Mr. Vargas pursuant to which Mr. Vargas retired and resigned as an officer of the Company, effective as of July 31, 2017. In connection with his retirement from the Company, and pursuant to the release of claims executed in connection with his resignation, and not revoked in accordance with applicable law, Mr. Vargas received a lump sum cash payment equal to his current annual base salary and up to 12 months of health insurance benefits pursuant to the terms of COBRA. In addition, approximately 22,000 restricted stock units held by Mr. Vargas vested as scheduled on December 1, 2017. Mr. Vargas also received a consulting fee for providing certain business development related consulting services to the Company from August 2, 2017 through December 31, 2017.

Resignation of Srinivas G. Rao, M.D., Ph. D.

        On June 30, 2017, the Company entered into an agreement with Dr. Rao, pursuant to which Dr. Rao resigned as an officer of the Company, effective July 31, 2017. In connection with the termination of his employment with the Company, and pursuant to his release of claims executed in connection with his termination, Dr. Rao received a lump sum cash payment equal to his current annual base salary and up to 12 months of health insurance benefits pursuant to the terms of COBRA. Dr. Rao is also eligible for three months of outplacement services.

Resignation of James A. Schoeneck

        On March 28, 2017, Mr. Schoeneck resigned as President and Chief Executive Officer and a director of the Company, effective as of that date. In connection with the termination of his employment with the Company, Mr. Schoeneck and the Company entered to into a Waiver and Release on March 28, 2017 (the Waiver and Release Agreement).

        Under the terms of the Waiver and Release Agreement, the Company has agreed to pay Mr. Schoeneck (i) $825,000, which is equal to 12 months of his then-current base salary, payable in equal installments in accordance with the Company's ordinary payroll practices, (ii) the full cost of the health insurance benefits provided to Mr. Schoeneck, his spouse and dependents, as applicable, pursuant to the terms of COBRA or other applicable law through the earlier of (a) the end of the 12 month period following the date of the Waiver and Release Agreement or (b) the date on which

Mr. Schoeneck is no longer eligible for such COBRA or other benefits under applicable law and (iii) up to six months of documented, bona fide, outplacement services not to exceed $5,000 per month.

        Pursuant to the Waiver and Release Agreement, Mr. Schoeneck forfeited all of his 1,861,212 outstanding stock options (including vested and unvested stock options) and 314,750 unvested restricted stock units granted to him under the Company's equity compensation plans. In addition, pursuant to the Waiver and Release Agreement, Mr. Schoeneck waived all his rights and benefits under the Management Continuity Agreement entered into by the Company and Mr. Schoeneck on February 12, 2016.

        In addition, Mr. Schoeneck expressly affirmed to the Company in the Waiver and Release Agreement that he fully disclosed to the Company any and all violations of law, regulation or company policy or any other misconduct and/or irregularities relating in any way to the Company about which he was aware and could recall as of the date of such agreement. The Waiver and Release Agreement allows the Company to cease making any payment of the aforementioned benefits to him, and provides that Mr. Schoeneck shall repay to the Company substantially all payments of such benefits he received, if the Company determines in good faith that the representations and warranties made by Mr. Schoeneck to the Company were knowingly false or that Mr. Schoeneck engaged in undisclosed material violations of law, regulation or Company policy that he knew of and did not disclose or any other material misconduct and/or irregularities relating in any way to the Company that he knowingly failed to disclose. The Company's right to cease or clawback such benefits terminates upon the conclusion of the 12 month period of the salary continuation benefits described above.

        The Waiver and Release Agreement also includes a standard a non-disparagement covenant, confidentiality covenant, as well as a release of claims.

2017 Director Compensation

        In accordance with the terms of the Non-Employee Director Compensation and Grant Policy (the Director Compensation Policy) approved by the Board in May 2014, in 2017 each non-employee director received an annual cash retainer fee of $55,000. In 2017, a non-employee chairman of the Board receives an additional $30,000 annual retainer. The retainers described below were paid to non-employee directors for Board committee service in 2017.

        The chairman of the Audit Committee received an additional $20,000 annual retainer, and each other member of the Audit Committee received an additional $12,500 annual retainer.

        The chairman of the Compensation Committee received an additional $15,000 annual retainer, and each other member of the Compensation Committee received an additional $10,000 annual retainer.

        The chairman of the Nominating and Corporate Governance Committee received an additional $10,000 annual retainer fee, and each other member of the Nominating and Corporate Governance Committee received an additional $5,000 annual retainer.

        In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director received, on the date of the 2017 Annual Meeting of Shareholders (i) an option having a value equal to $60,000 (calculated using the Black-Scholes Valuation method based on assumptions consistent with the methodology used in the Company's financial statements and with an exercise price equal to the Fair Market Value (as defined in the 2014 Plan) of the Company's common stock as of the date of grant) that vests in 12 equal monthly installments and (ii) an award of restricted stock units having a value of $60,000 based on the Fair Market Value (as defined in the 2014 Plan) of the Company's common stock as of the date of grant that vest on the first anniversary of date on which such award of restricted stock units were made.

        The Board amended the Director Compensation Policy in February 2018, a copy of which is filed as an exhibit to the Company's Annual Report on Form 10-K filed with the SEC on March 1, 2018.

        The following table summarizes non-employee director compensation during fiscal year 2017. Neither Mr. Schoeneck nor Mr. Higgins received equity or cash compensation for his service on the Board. All cash and equity compensation paid to, or earned by, either Mr. Schoeneck or Mr. Higgins in fiscal year 2017 in his capacity as the Company's President and Chief Executive Officer is reflected in the executive compensation tables set forth above.

Name	Fees Earned or Paid in Cash ($)	Option and Restricted Stock Unit Awards ($)(1)(2)	Total ($)
James P. Fogarty	85,888	119,999	205,887
Karen A. Dawes	72,972	119,999	192,971
Louis J. Lavigne, Jr	80,708	119,999	200,707
William T. McKee	57,999	299,819	357,818
Peter D. Staple	83,472	119,999	203,471
James L. Tyree	70,367	119,999	190,366
Gavin T. Molinelli(3)	28,125	179,820	207,945
Samuel R. Saks. M.D.(4)	16,722	—	16,722
Robert G. Savage(5)	43,292	—	43,292
David B. Zenoff, D.B.A(6)	17,917	—	17,917

(1)
The amounts shown represent the grant date fair value of stock options and restricted stock unit awards granted in fiscal year 2017 calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 11 "Stock-Based Compensation" in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 1, 2018.

(2)
The aggregate number of shares subject to outstanding stock options held by each director serving on the Board as of December 31, 2017 was as follows: 18,485 shares for Mr. Fogarty; 155,378 shares for Ms. Dawes; 65,378 shares for Mr. Lavigne; 29,268 shares for Mr. McKee; 115,378 shares for Mr. Staple; and 18,485 shares for Mr. Tyree. No stock options were outstanding as of December 31, 2017 for each of Drs. Saks and Zenoff and Messrs. Molinelli and Savage.

The aggregate number of shares subject to outstanding restricted stock unit awards held by each director serving on the Board as of December 31, 2017 was as follows: 19,512 shares for Mr. Fogarty; 19,512 shares for Ms. Dawes; 19,512 shares for Mr. Lavigne; 19,512 shares for Mr. McKee; 19,512 shares for Mr. Staple; and 19,512 shares for Mt. Tyree. No stock options were outstanding as of December 31, 2017 for each of Drs. Saks and Zenoff and Messrs. Molinelli and Savage.

(3)
Mr. Molinelli's service as a director ceased on August 15, 2017.

(4)
Dr. Saks resigned from the Board effective March 28, 2017.

(5)
Mr. Savage's service as a director ceased on August 15, 2017.

(6)
Dr. Zenoff resigned from the Board effective March 28, 2017.

 CEO PAY RATIO

        In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd-Frank Wall Street Reform Act and Consumer Protection Act of 2010, we determined the ratio of the annual total compensation of Mr. Higgins relative to the annual total compensation of our median employee.

        For purposes of reporting annual total compensation and the ratio of annual total compensation of the CEO to the median employee, both the CEO and median employee's annual total compensation were calculated consistent with the disclosure requirement of executive compensation under the Summary Compensation Table. Because Mr. Higgins became CEO on March 28, 2017, for purposes of this pay ratio disclosure, we adjusted Mr. Higgins' annual total compensation to estimate the compensation that he would have received if he served as CEO for the entirety of 2017.

        To determine the annual total compensation of our median employee, we examined the 2017 annualized base salaries (or hourly rate multiplied by expected annual work schedule for hourly employees), plus target incentive bonus and the accounting value of equity awards for all individuals, excluding our Chief Executive Officer, who were employed by us as of December 31, 2017. In accordance with Item 402(u) and instructions thereto, we included all full-time and part-time employees.

        After applying the methodology described above, our median employee compensation using the Summary Compensation Table requirements was $158,907. Our CEO's annualized total compensation, using the Summary Compensation Table requirements, was $4,975,469. Therefore, our CEO to median employee pay ratio is approximately 32:1.

        The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

 REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. The registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2017 with the Company's management and the registered public accounting firm;

  •
  discussed with Ernst & Young LLP, the Company's registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board;

  •
  received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the auditors their independence;

  •
  based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC; and instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE William T. McKee, Chair Karen A. Dawes Louis J. Lavigne, Jr. Peter D. Staple

Relationship with Independent Registered Public Accounting Firm

        General.    Ernst & Young LLP has been the Company's independent registered public accounting firm since 1997. In accordance with standing policy and independence rules, Ernst & Young LLP periodically changes the personnel who work on the audit.

        Audit Fees.    Aggregate fees for audit services provided by Ernst & Young LLP totaled approximately $1,584,000 for 2017, including fees associated with the annual audit of the Company's consolidated financial statements, effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports. Aggregate fees for audit services provided by Ernst & Young LLP in 2016 were $1,435,000.

        Tax Fees.    Tax fees for tax services provided by Ernst & Young LLP were $10,000 and $0 for 2017 and 2016, respectively.

        All Other Fees.    There were no other services provided by Ernst & Young LLP for 2017 and 2016 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit and tax fees described above under "Relationship with Independent Registered Public Accounting Firm."

        The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Equity Compensation Plan Information

        The following table sets forth certain information regarding securities authorized for issuance under the Company's equity incentive plans during the fiscal year ended December 31, 2017. The Company's equity compensation plans as of December 31, 2017 include the 2004 Plan, the 2014 Plan and the Company's 2004 Employee Stock Purchase Plan (the ESPP Plan).

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,407,856	$11.75	2,780,422
Equity compensation plans not approved by security holders	—	—	—

	6,407,856	$11.75	2,780,422

(1)
The number of securities in column (a) includes 5,241,810 options with a weighted-average remaining life of 5.8 years and 1,166,046 shares of restricted stock units.

(2)
The number of securities in column (c) includes (i) 2,371,373 shares available for issuance under the 2014 Plan and (ii) 409,049 shares available for issuance under the ESPP Plan. There are no shares available for issuance pursuant to new awards under the 2004 Plan.

 PROPOSAL 1

ELECTION OF DIRECTORS

        At the Annual Meeting, shareholders will vote on the election of seven directors to serve until the 2019 Annual Meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has unanimously nominated James P. Fogarty, Karen A. Dawes, Arthur J. Higgins, Louis J. Lavigne, Jr., William T. McKee, Peter D. Staple and James L. Tyree for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve or for good reason will not serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board (to the extent permitted by the SEC rules) or the Board may choose to decrease the size of the Board. The proxies being solicited will be voted for no more than seven nominees at the Annual Meeting. The directors will be elected by a vote of the holders of shares having a majority of the voting power of the shares represented and voting at the Annual Meeting assuming a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). Shareholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
EACH OF THE NOMINEES FOR DIRECTOR.

 PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER
THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN

        The Company's Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan) provides for the issuance of long-term incentive compensation, including equity-based awards, to our eligible employees, consultants and non-employee directors. As of March 1, 2018, 2,247,077 shares remained available for issuance under the 2014 Plan.

        We are seeking shareholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by 3,580,000 shares. This increase of 3,580,000 shares represents approximately 5.64% of the Company's outstanding shares of common stock as of March 1, 2018. In addition, two other changes will be made to the 2014 Plan in connection with this share increase (i) the 2014 Plan will be amended to include a one-year minimum vesting provision for all awards (subject to certain exclusions described below) and (ii) the 2014 Plan will be amended to include a $600,000 limit on the value of shares that may be subject to awards under the 2014 Plan to any one non-employee director in any one calendar year.

        The following table sets forth certain information about the 2014 Plan and 2004 Plan:

Number of new shares being authorized	3,580,000
Number of shares available for future awards at March 1, 2018	2,247,077
Number of shares relating to outstanding stock options at March 1, 2018	4,600,452
Number of shares outstanding at March 1, 2018 relating to awards of unvested restricted stock units	1,564,971
Maximum option term	10 years
Minimum option exercise price (relative to the market value on date of grant)	100%
Weighted average remaining term of outstanding options as of March 1, 2018	6.58 years
Weighted average exercise price of outstanding options as of March 1, 2018	$11.75
Total number of shares available for future awards if this proposal is approved	5,827,077

        The foregoing table does not reflect the 409,049 shares available for issuance under the ESPP Plan as of March 1, 2018. The potential dilution from the 3,580,000 share increase requested to be approved by shareholders is approximately 5.64% as of March 1, 2018, assuming all 3,580,000 shares are issued in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level in the context of competitive data from its peer group, and believes that the resulting dilution levels would be within normal competitive ranges.

        In addition to overall dilution, the Compensation Committee considered annual dilution from the Company's equity incentive plans in approving the share increase under the 2014 Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company's dilution under the 2014 Plan for fiscal 2017 was 1.12%.

        The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Company's equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. The Company has calculated the burn rate under its equity Incentive Plans for the past three years, as set forth in the following table:

	Options Granted	Full-Value Shares Granted	Total Granted = Options+ Adjusted Full-Value Shares	Weighted Average Number of Common Shares Outstanding	Burn Rate
Fiscal 2017	2,859,983	1,428,180	4,288,163	62,702,404	6.84%
Fiscal 2016	2,139,939	520,325	2,660,264	61,296,875	4.34%
Fiscal 2015	1,990,025	522,216	2,512,241	60,116,530	4.18%

        The three-year average burn rate is 5.14%.

        An additional metric that the Company uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of Company common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, the Company's overhang would increase from approximately 11.70% to approximately 15.88% as of March 1, 2018, and would decline as awards are exercised and/or become vested.

        When considering the number of additional shares to add to 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 3,580,000 shares to be added to the 2014 Plan is expected to satisfy the Company's equity compensation needs for at least one year of similar levels of awards. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing shareholder dilution.

Promotion of Good Corporate Governance Practices

        We have designed the 2014 Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and shareholders' interests. These provisions include, but are not limited to, the following:

  •
  No Discounted Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than fair market value of the underlying shares on the grant date.

  •
  No Repricing without Shareholder Approval. At any time when the exercise price of a stock option or SAR is above the market value of the Company's common stock, the Company cannot, without shareholder approval, "reprice" those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

  •
  One-year minimum vesting provision such that awards granted under the 2014 Plan, as proposed to be amended and restated, may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, other than in the case of the participant's death or disability or in the event of a change in control. In addition, up to 5% of the aggregate number of Common Stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions.

  •
  No Liberal Share Recycling. Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by us in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

  •
  No "single-trigger" equity vesting upon a "change in control," except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

  •
  No Dividends on Unearned Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance awards.

  •
  Fungible Share Design. Shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.55 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

  •
  No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

  •
  No Evergreen Provision. There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

  •
  Clawback. Any award under the 2014 Plan may be subject to recovery or clawback by the Company under any clawback policy that may be adopted by the Company.

        The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this proxy statement as Appendix A.

Description of the 2014 Plan

        Purpose.    The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of the Company and its subsidiaries.

        Administration.    The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. The Compensation Committee has the power to amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient, (ii) consented to by the award recipient or (iii) an adjustment resulting from certain corporate transactions.

        The Compensation Committee supervises the 2014 Plan's administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and

other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.

        The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to shareholder approval as required by the exchange upon which the Company's common stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of the Company's shareholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after the date that is the 10 year anniversary of the effective date of the plan.

        Subject to the minimum vesting provisions described in this paragraph, the vesting of awards granted under the 2014 Plan will occur when and in such installments and/or pursuant to the achievement of such performance criteria, in each case, as the Board or Compensation Committee, in its sole and absolute discretion, will determine. Awards granted under the 2014 Plan, as proposed to be amended and restated, may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that: the Board and/or the Committee may provide that awards become exercisable, vest or settle prior to such date in the event of the participant's death or disability or in the event of a change in control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions, as the Board and/or the Compensation Committee determines appropriate.

        Eligibility and Types of Awards.    All of the Company's employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 1, 2018, approximately 175 individuals were eligible to participate in the 2014 Plan, including our executive officers and non-employee directors. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of the Company or its subsidiaries may receive grants of incentive stock options.

        Available Shares.    Taking into account the proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards may be granted, subject to adjustment for changes in our capitalization, may not exceed 12,130,000 shares, all of which shall be available for incentive stock options and which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.55 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of commons stock. No further awards have been or will be granted under the Company's 2004 Equity Incentive Plan since the date of the original shareholder approval of the 2014 Plan.

        Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan.

        Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.

        Individual Limits.    For purposes of compliance with Section 162(m), the following limitations apply to any awards made under the 2014 Plan: (i) no employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of common stock; (ii) no employee may be granted during any calendar year performance awards intended to satisfy Section 162(m) in the form of a stock award (other than Options or SARs) covering or relating to more than 2,000,000 shares of common stock; and (iii) no employee may be granted during any calendar year performance awards intended to satisfy Section 162(m) that are cash awards or restricted stock unit or performance unit awards that may be settled solely in cash having a value determined on the grant date in excess of $5,000,000.

        In addition to the above, the aggregate dollar value of shares of common stock subject to equity-based awards granted under the 2014 Plan, as proposed to be amended and restated, during any calendar year to any one non-employee director may not exceed $600,000.

        Adjustment.    In the event of certain corporate transactions or changes in the Company's capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in the Company's capitalization.

        Awards under the 2014 Plan.    The following types of awards may be granted under the 2014 Plan:

        Stock Options.    A stock option is a right to purchase the Company's common stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Company's common stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Code), which have certain tax advantages for recipients, or non-qualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common shareholders.

        Stock Appreciation Rights.    The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Company's common stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Company's common stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee.

        The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common shareholders. Plan participants will not pay any consideration for the common stock they receive, and thus the Company will receive no remuneration for the shares.

        Restricted Stock.    A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.

        Restricted Stock Units.    A restricted stock unit is a notional share of the Company's common stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine.

        The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.

        Performance Awards.    A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Company's common stock or other awards or property, in the discretion of the Compensation Committee.

        With respect to performance awards, the performance goal may be based upon one or more business criteria that apply to the participant or the performance of one or more of the Company's business units or the Company as a whole, or by comparison with a peer group of companies, and must be based on one or more of the criteria set forth under the 2014 Plan, which are: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth

(including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

        Other Stock-Based Awards.    The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.

        Cash Awards.    The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.

        Dividends and Dividend Equivalents.    Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.

        Termination of Employment.    The treatment of an award under the 2014 Plan upon a termination of employment or service to the Company will be specified in the agreement controlling such award.

        Change in Control.    In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.

        In the absence of an affirmative determination by the Compensation Committee, each outstanding award will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the Successor Corporation) unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non-employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

        Assignment of Interests Prohibited.    Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.

        Restrictions.    No payment or delivery of shares of common stock may be made unless the Company is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.

        Clawback.    Any award under the 2014 Plan will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company. A copy of the Company's current Executive Compensation Clawback Policy is posted on the Company's website at http://www.depomed.com.

        Tax Withholding.    The Company has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Company's common stock previously owned by the holder of the award.

        Unfunded Plan.    The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. The Company is not required to segregate any assets for purposes of the 2014 Plan, and none of the Company, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. The Company's obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company's property. None of the Company, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Certain U.S. Federal Income Tax Consequences

        The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

        Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

        If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

        Nonqualified Stock Options.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

        Stock Appreciation Rights.    An individual will not recognize any income upon receipt of a SAR, and the Company will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Company's common stock on the date of exercise.

        Restricted Stock.    Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. The Company will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to the Company (e.g., upon the participant's termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.

        Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.

        Restricted Stock Units.    Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and the Company will receive a corresponding deduction.

        Certain Other Tax Issues.    In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their awards.

        On December 22, 2017, the Tax Cuts and Jobs Act repealed the "qualified performance-based compensation" exclusion under Code Section 162(m) effective for taxable years beginning after December 31, 2017, unless transition relief is available for written binding contracts that were in effect (and not subsequently modified) in place as of November 2, 2017. As such, compensation provided awards under the 2014 Plan to "covered employees" within the meaning of Section 162(m) as modified will generally not be deductible by the Company to the extent it exceeds $1,000,000 in any taxable year.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant's income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.

New Plan Benefits

        The terms and number of options or other awards to be granted in the future under the 2014 Plan will be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our executive officers or other eligible employees or non-employee directors cannot be determined at this time. Information about awards granted in fiscal year 2017 under the 2014 Plan to the Company's named executive officers can be found in the table under the heading "2017 Grants of Plan-Based Awards" on page 26 of this proxy statement.

        As of March 1, 2018, the closing price on the NASDAQ Global Market of the common stock of the Company was $6.69 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2014 PLAN.

 PROPOSAL 3

REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

Introduction

        Our Board has unanimously approved a change in the Company's state of incorporation from California to Delaware (the Reincorporation), subject to approval by our shareholders and securing certain third-party consents and approvals that the Board determines are in the best interests of the Company to obtain. The Reincorporation would be effectuated pursuant to the terms of a merger agreement providing for us to merge into a newly formed, wholly-owned subsidiary of the Company incorporated in the State of Delaware (Depomed-Delaware). If shareholders approve Proposal 4 (Name Change Proposal), then the board will have the discretion to either change the name of the Company after Reincorporation to "Assertio Therapeutics, Inc." or keep "Depomed, Inc." as the name of the Company after Reincorporation. If shareholders do not approve Proposal 4 (Name Change Proposal), then the name of the Company after Reincorporation will remain "Depomed, Inc." For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of California is referred to as "Depomed-California" or as "we" or "us."

        In May 2017, the Board took a number of actions designed to ensure the Company's policies further align with shareholder interests and corporate governance best practices. These updates included: (i) revising the Company's Board committee charters to reflect best practices and enhance transparency and (ii) revising the Company's corporate governance guidelines to, among other things, formally require the Chairman of the Board to be independent and to provide that directors have complete and independent access to executive management. The Company also amended its bylaws to provide for a plurality voting standard for contested elections. In connection with this Reincorporation Proposal, the Board has sought to maintain intact the existing material rights of shareholders in Depomed-California in forming the proposed Depomed-Delaware.

        Shareholders are urged to read this proposal carefully, including the exhibits attached to this Proxy Statement, before voting on the Reincorporation Proposal. The following discussion summarizes material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the Reincorporation Agreement) that will be entered into, in the event of Reincorporation by Depomed-California and Depomed-Delaware in substantially the form attached hereto as Appendix B, the Certificate of Incorporation of Depomed-Delaware to be effective immediately following the Reincorporation (the Delaware Certificate), in substantially the form attached hereto as Appendix C, and the Bylaws of Depomed-Delaware to be effective immediately following the Reincorporation (the Delaware Bylaws), in substantially the form attached hereto as Appendix D. Copies of the Articles of Incorporation of Depomed-California filed in California, as amended to date (the California Articles), and the Bylaws of Depomed-California, as amended to date (the California Bylaws), are publicly available as exhibits to the reports we have filed with the SEC and also are available for inspection at our principal executive offices. Additionally, we will send copies to shareholders free of charge upon written request to Depomed, Inc., Attention: Corporate Secretary, at 7999 Gateway Blvd., Suite 300, Newark, CA 94560.

Impact of Reincorporation on Shareholder Rights

        The Board recognizes that there are several rights and protections that are afforded to shareholders in the California Articles and Bylaws and under the CGCL. Accordingly, the Board has proposed to maintain these rights and protections in the Delaware Certificate and Bylaws. These include:

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  Allowing shareholders holding at least 10% of the outstanding shares to call a special meeting of shareholders;

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  Providing that all directors stand for election annually;

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  Providing for majority voting in uncontested elections of directors (with a plurality voting standard in contested elections);

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  Providing that a majority of shareholders may remove directors for any reason;

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  Providing that shareholders may act by written consent;

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  Providing that the authorized number of directors of the Company shall not be less than five nor more than nine;

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  Providing that the Delaware Certificate and Bylaws may be amended by the vote of a majority of the outstanding shares; and

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  Opting out Section 203 of the Delaware General Corporations Law (the DGCL), a Delaware statute that can provide a company with greater protection against unsolicited take-over offers than otherwise exist under California statute (discussed below under "Significant Differences Between the Corporation Laws of California and Delaware").

Reasons for the Reincorporation

        Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, understanding their fiduciary obligations to shareholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our Board and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation would be the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our shareholders will benefit from the responsiveness of Delaware corporate law and the Delaware judiciary to their needs and to the needs of the corporation they own. Reincorporation is particularly timely for the Company, given that, as announced on December 4, 2017, it intends to proceed with relocating its corporate headquarters outside of California to the Midwest in mid-2018.

        The principal factors the Board considered in deciding to pursue and recommending that our shareholders approve the proposed Reincorporation are summarized below:

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  greater predictability, flexibility and responsiveness of Delaware law to corporate needs;

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  access to specialized courts;

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  enhanced ability of Delaware corporations to attract and retain directors and officers; and

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  more certainty with respect to indemnification and limitation of liability for directors.

        Predictability, Flexibility and Responsiveness of Delaware Law.    Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware legislature is sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the duties and decision making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, it is anticipated that Delaware law provides more efficiency, predictability and flexibility in our legal affairs than is presently available under California law.

        Access to Specialized Courts.    Cases involving corporate law issues are adjudicated in a specialized Chancery Court in Delaware. This court has developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware's corporate law and has streamlined procedures and processes that help provide relatively quick decisions. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, from criminal to civil (including personal injury and marital dissolution cases) or, if federal jurisdiction exists, a federal district court.

        Enhanced Ability to Attract and Retain Directors and Officers.    The Board believes that the Reincorporation enhances our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and, accordingly, are better defined and better understood than under California law. Note that directors' personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. The Board believes that the Reincorporation provides appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

        More Certainty Regarding Indemnification and Limitation of Liability for Directors.    In general, both California and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties, subject to certain exceptions further discussed in "Elimination of Director Personal Liability for Monetary Damages" below. The increasing frequency of claims and litigations directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. It is our desire to reduce these risks to its directors and officers by providing indemnification and advancement of litigation expenses to directors and officers and to limit situations in which monetary damages can be recovered against directors, in each case to the fullest extent permitted by Delaware law, so that we may continue to attract and retain qualified directors and officers who otherwise might be unwilling to serve because of the risks involved. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risks, are in the best interests of the Company and its shareholders. We believe that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation's ability to limit director liability and to indemnify and advance litigation expenses to directors and officers is more developed and provides more guidance than California law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of directors, and the interest of the Board in recommending the approval of this Proposal may therefore not be fully aligned with the interests of the shareholders.

Mechanics of the Reincorporation

        To complete the Reincorporation, Depomed-California will merge with and into Depomed-Delaware, a wholly-owned subsidiary of the Company that recently has been incorporated under the Delaware General Corporation Law (the DGCL) for purposes of the Reincorporation. The Company, as it currently exists as a California corporation, will cease to exist as a result of the merger, and Depomed-Delaware will be the surviving corporation and will continue to operate our businesses as they were operated prior to the Reincorporation. The existing holders of our common stock will own all of the outstanding shares of Depomed-Delaware common stock, and there will be no change in number of shares owned by or in the percentage ownership of any shareholder as a result of the Reincorporation. Assuming approval of the Reincorporation Proposal at the Annual Meeting, we currently anticipate that we will effectuate the Reincorporation as soon as reasonably practicable thereafter. In the Reincorporation, all outstanding equity awards, including stock options to purchase Depomed-California common stock and restricted stock units representing the right to receive Depomed-California common stock upon vesting, that are outstanding under Depomed-California's equity incentive plans, including its Second Amended and Restated 2004 Equity Incentive Plan, its Amended and Restated 2014 Omnibus Incentive Plan and its Amended and Restated 2004 Employee Stock Purchase Plan (the Equity Plans), as well as options, restricted stock units or other equity awards granted under the Equity Plans in the future, will automatically be assumed by Depomed-Delaware and will represent an option or restricted stock unit, as applicable, to acquire or receive shares of Depomed-Delaware on the basis of one share of Depomed-Delaware common stock for each one share of Depomed-California common stock relating to such award and, in the case of stock options, at an exercise price equal to the exercise price of the Depomed-California option. Other than a change in the identity of the corporation to which the awards granted under the Equity Plans are subject, the terms and conditions of these equity awards will not change. In particular, the merger of Depomed-California into Depomed-Delaware will not be treated as a "Change in Control" under any of the Equity Plans, and therefore the provisions of the Equity Plans that provide for more favorable treatment to holders of awards in that event will not apply.

        At the time and date on which the Reincorporation becomes effective, if at all (the Effective Time), we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the California Articles and the California Bylaws, they also include certain provisions that are different from the provisions contained in the California Articles and the California Bylaws or under the California General Corporation Law (the CGCL), as described in more detail below.

Changes to the Business of the Company as a Result of the Reincorporation

        The Company intends to proceed with plans to physically relocate its headquarters outside of California, as noted above, regardless of whether this Reincorporation proposal is approved. Other than the change in corporate domicile to Delaware (a separate and distinct concept from the physical relocation of our headquarters), the Reincorporation itself will not result in any change in the business, physical location, management, assets, liabilities or capitalization of the Company, nor will it result in any change in location of our current officers or employees. Upon consummation of the Reincorporation, and until such time as we relocate our headquarters outside of California, we expect our daily business operations to continue as they are presently conducted at our principal executive offices located at 7999 Gateway Blvd., Suite 300, Newark, CA 94560. The consolidated financial condition and results of operations of Depomed-Delaware immediately after consummation of the Reincorporation will be the same as those of Depomed-California immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of Directors of Depomed-Delaware will be comprised of the persons who were elected to the Board of Directors of Depomed-California at the Annual Meeting and will continue to serve until the next annual shareholders' meeting and until their successors are elected. There will be no changes in our executive officers or in their responsibilities. Upon effectiveness of the Reincorporation, Depomed-Delaware will be the successor in interest to Depomed-California, and the shareholders will become shareholders of Depomed-Delaware, owning the same number of shares of its common stock as they owned of Depomed-California's common stock.

        All of our employee benefit and incentive compensation plans existing immediately prior to the Reincorporation, including the Equity Plans, will be continued by Depomed-Delaware, and, as described above, each outstanding option to purchase shares of Depomed-California's common stock and each outstanding restricted stock unit representing the right to receive one share of Depomed-California common stock upon vesting will be converted into an option to purchase the same number of shares of Depomed-Delaware's common stock or a restricted stock unit relating to the same number of shares of Depomed-Delaware's common stock on the same terms, at the same price, and subject to the same conditions. The registration statements of Depomed-California on file with the SEC immediately prior to the Reincorporation will be assumed by Depomed-Delaware, and the shares of Depomed-Delaware will continue to be listed on NASDAQ.

        DEPOMED-CALIFORNIA SHARE CERTIFICATES AND BOOK-ENTRY POSITIONS WILL AUTOMATICALLY REPRESENT SHARES AND BOOK-ENTRY POSITIONS OF DEPOMED-DELAWARE UPON THE EFFECTIVENESS OF THE REINCORPORATION. SHAREHOLDERS WHO HOLD DEPOMED-CALIFORNIA SHARE CERTIFICATES WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR DEPOMED-CALIFORNIA SHARE CERTIFICATES SOLELY IN CONNECTION WITH THE REINCORPORATION.

        The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or CGCL, may be changed to reduce the benefits that the Board is seeking to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although we do not know of any such changes under consideration. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. We will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are materially changed.

Select Comparison between the Charters and Bylaws of Depomed-California and Depomed-Delaware

        The following is a comparison of certain key provisions in the Articles of Incorporation and the Bylaws of Depomed-California and comparable provisions in the Certificate of Incorporation and the Bylaws of Depomed-Delaware, as well as certain provisions of California law and Delaware law. These comparisons summarize certain difference that shareholders may deem important, but are not intended to list all differences, and is qualified in its entirety by reference to those documents and to the respective General Corporation Laws of the States of California and Delaware. Shareholders are encouraged to read the Certificate of Incorporation and the Bylaws of Depomed-Delaware and the Articles of Incorporation and the Bylaws of Depomed-California, in their entirety. Copies of the Certificate of Incorporation and the Bylaws of Depomed-Delaware are attached as Appendices C and D, respectively, to this proxy statement, and the Articles of Incorporation and the Bylaws of Depomed-California are filed publicly as exhibits to the periodic reports we have previously filed with the SEC.

Provision	Depomed-California	Depomed-Delaware
Authorized Shares	200,000,000 shares of Common Stock, without par value.	200,000,000 shares of Common Stock, par value $0.0001 per share.
	5,000,000 shares of Preferred Stock, without par value.	5,000,000 shares of Preferred Stock, par value $0.0001 per share.
Vote Required to Approve Merger or Sale of Company	The California Articles do not include super-majority voting requirements with respect to the approval of a merger or sale.	Same.

California law provides that a merger or sale of all or substantially all of the assets of the Company requires the approval of a majority of the outstanding shares of each class or series entitled to vote as a class or series thereon.
Delaware law provides that a merger or sale of all or substantially all of the assets of the Company requires the approval of a majority of the voting power of the outstanding stock entitled to vote thereon.
Bylaw Amendments	The California Bylaws may generally be amended by the affirmative vote of a majority of the outstanding shares or by action of the Board of Directors.	Same.
Shareholder Action by Written Consent	The California Bylaws permit action by written consent of the shareholders.	Same.
Ability of Shareholders to Fill Director Vacancies by Written Consent
Under California law and the California Bylaws, shareholders acting to fill director vacancies by written consent must obtain the unanimous written consent of all shareholders, except that only majority approval by written consent is required for shareholders to fill a vacancy that is unfilled by the Board of Directors. The requirement for any written consent of shareholders to be unanimous extends to all director vacancies caused by removal.
The Delaware Bylaws allow holders to fill any director vacancies by written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted
Ability of Shareholders to Call Special Meetings	Shareholders can cause the Company to hold a special meeting, if holders of shares entitled to cast not less than 10% of the votes at such meeting submit a Special Meeting Request to the Company.	Same.

Provision	Depomed-California	Depomed-Delaware
	The California Bylaws also require that a shareholder-requested special meeting be held not less than 35 nor more than 60 days after the receipt of the Special Meeting Request, at a date and time selected by the requesting shareholder.	Same, subject to the Board's ability to adjust the date, time and place requested upon a good-faith determination of impracticability.
Exclusive Forum Selection Provision	The California Bylaws contain an exclusive forum selection provision that requires certain legal actions, including shareholder derivative lawsuits, to be brought in courts located in California.	Same, but provides for jurisdiction of Delaware courts.
Advance Notice Provisions for Nominations and Other Business
The California Bylaws provide that, in order for a shareholder to make a director nomination or propose business at a shareholder meeting (other than a business proposal included in the Company's proxy statement pursuant to Rule 14a-8 of the Exchange Act), a written notice containing the name of any person to be nominated by any shareholder for election as a director of the Company or containing any other business sought to be presented at an upcoming shareholders meeting must generally be received by the Secretary of the Company not less than 120 or more than 150 days prior to the first anniversary of the date the Company's proxy statement for the prior year's annual meeting was first released to shareholders; provided, that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, such notice must be delivered no later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
The Delaware Bylaws contain substantially similar provisions, except that the Delaware Bylaws generally require that the notice of a director nomination or other business must be received by the Secretary of the Company not less than 120 or more than 150 days prior to the first anniversary of the date of the prior year's annual meeting, subject to a similar proviso as set forth in the California Bylaws in the event the date of the annual meeting is advanced or delayed by more than 30 days after the anniversary date of the prior year's annual meeting.

Provision	Depomed-California	Depomed-Delaware
	The California Bylaws require shareholders to provide certain additional information, and comply with certain additional requirements, to make a director nomination or propose business as a shareholder meeting.	Same.
Change in Number of Directors	The California Bylaws provide that the Board may fix the number of directors within a range between five to nine directors.	Same.

	Under California law and the California Bylaws, any change reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption are equal to or more than 16 2/3% of the outstanding shares entitled to vote. No amendment may change the maximum number of authorized directors to a number greater than two times the minimum number of directors minus one.	There is no equivalent statute in Delaware, nor do the Delaware Bylaws contain any special limitations on amending the minimum or maximum number of directors.
Classified Board	No classified board. Instead, directors are elected annually.	Same.
Filling Vacancies on the Board
	The California Bylaws provide that vacancies on the Board not caused by removal may be filled by a majority of the directors then in office, regardless of whether they constitute a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled (e.g., vacancy by removal), by the Board.	Same.
	The California Bylaws provide that shareholders may elect a director by written consent at any time to fill any vacancy not filled by the directors.	Same.
Removal of Directors	Any director, or the entire Board, may be removed with or without cause.	Same.

Provision	Depomed-California	Depomed-Delaware
	Under the California Bylaws, unless the entire Board is removed, no director may be removed if (i) the votes cast against removal, or not consenting in writing to such removal in the case of written consent, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes was cast or, if such action is taken by written consent, all shares entitled to vote were voted and (ii) the entire number of directors authorized at the time of the director's most recent election were then being elected.	The Delaware Bylaws do not provide for restrictions on, or preconditions to, the removal of directors by shareholders.
Uncontested Election of Directors
	In uncontested elections of directors, nominees are elected by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum).	In uncontested elections of directors, nominees are elected if the number of votes cast for the nominee's election exceeds the number of votes cast against the nominee's election.

Pursuant to California statute, the term of an incumbent director who fails to be reelected at an uncontested election terminates at the earlier of (i) 90 days after voting results are determined or (ii) the date the Board selects a person to fill the office of that director.
Delaware does not have a comparable statute. The Delaware Bylaws set forth a policy in which incumbent directors who fail to be reelected at uncontested elections are expected to tender their resignation to the Board and, within 90 days after voting results are determined, the Board shall make a decision regarding whether to accept the resignation offer and then promptly publicly disclose its decision (including the reason(s) for rejecting the resignation offer, if applicable).

Provision	Depomed-California	Depomed-Delaware
Contested Elections of Directors	In any election of directors that is not an uncontested election, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by those shares, shall be elected.	In any election of directors that is not an uncontested election, the nominees for election as a director shall be elected by a plurality of the votes cast.
Indemnification	The California Articles require indemnification and advancement of expenses for directors and officers to the fullest extent permissible under the DGCL.	The Delaware Bylaws require indemnification and advancement of expenses for directors and officers to the fullest extent permissible under the DGCL.
Elimination of Director Personal Liability for Monetary Damages	The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under applicable law.	Same.
	California law permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:	Substantially similar. The DGCL permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:
	• Intentional misconduct or knowing and culpable violation of law;	• Breaches of the director's duty of loyalty to the corporation or its shareholders;

•

Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•

Receipt of an improper personal benefit;

•

Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•

The payment of unlawful dividends or unlawful stock repurchases or redemption under Section 174 of the DGCL; or

•

Acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders;

• Transactions in which the director derived an improper personal benefit.

Provision	Depomed-California	Depomed-Delaware
• Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;
• Transactions between the corporation and a director who has a material financial interest in such transaction; or
• Liability for improper distributions, loans or guarantees.

Significant Differences Between the Corporation Laws of California and Delaware

        The General Corporation Laws of California and Delaware differ in certain respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement. The following provides a summary of certain substantive differences between the CGCL and the DGCL in addition to those discussed in "Select Comparison between the Charters and Bylaws of Depomed-California and Depomed-Delaware," above. The following is not intended to be an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective General Corporation Laws of California and Delaware.

Restrictions on Cash Mergers:

        Under California law, a merger may not be consummated for cash if the purchaser owns more than 50%, but less than 90%, of the then outstanding shares (the 50/90 Rule), unless either (i) all the shareholders consent, which is not practical for a public company, or (ii) the California Department of Business Oversight approves the merger.

        The 50/90 Rule may make it more difficult for certain acquirors to make an all cash acquisition of the Company through a tender offer. Specifically, the 50/90 rule encourages an acquiror making an unsolicited tender offer to either tender for less than 50% of the outstanding shares or more than 90% of the outstanding shares. A purchase by such acquiror of less than 50% of the outstanding shares, however, does not allow the acquiror to gain ownership of a majority of the outstanding shares needed to approve a second step merger (for purposes of enabling the acquiror to acquire the remaining shares of the Company) and, therefore, creates risk for such an acquiror that such a favorable vote will not be obtained. On the other hand, a tender offer conditioned upon receipt of tenders from at least 90% of the outstanding shares also creates risk for the acquiror, because it is likely to be very difficult to obtain tenders from holders of at least 90% of the outstanding shares. Consequently, it is possible that these risks would discourage some potential acquirors from pursuing an all cash acquisition of the Company that is opposed by the Board of Directors.

        Delaware law does not have a provision similar to California's 50/90 Rule.

Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders:

        Section 1203 of the CGCL, which applies to mergers or corporate acquisition transactions with interested shareholders or their affiliates, makes it a condition to the consummation of a merger or other acquisition transaction with an interested shareholder that an affirmative opinion be obtained in writing as to the fairness of the consideration received by the shareholders of the corporation being acquired.

        Section 203 of the DGCL, which Depomed-Delaware's Certificate expressly opts out of, makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult. It does so by generally prohibiting "business combinations," including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an "interested stockholder" (generally defined as a person or entity who, together with their affiliates and associates, beneficially owns 15% or more of a corporation's voting stock) within three years after the person or entity becomes an interested stockholder, unless certain conditions are satisfied.

        Delaware corporations may elect, as Depomed-Delaware has, not to be governed by Section 203 of the DGCL.

Dividends and Repurchases of Shares:

        Under California law, a corporation may not make any distribution to its shareholders or repurchase its shares unless either:

  •
  The amount of retained earnings of the corporation immediately prior to the distribution or payment of the price of the shares being repurchased equals or exceeds the sum of (i) the amount of the proposed distribution, plus (ii) the preferential dividends arrears amount, if any; or

  •
  Immediately after the distribution or share repurchase, the value of the corporation's assets would equal or exceed the sum of its total liabilities, plus the preferential rights amount, if any.

        For purposes of determining whether a California corporation meets either of these tests, the determination may be based on any of the following: (i) the corporation's financial statements; (ii) a fair valuation; or (iii) any other method that is reasonable under the circumstances. These tests are applied to California corporations on a consolidated basis.

        The DGCL is more flexible than California law with respect to payment of dividends and the implementation of share repurchase programs. The DGCL generally provides that a corporation may redeem or repurchase its shares out of its surplus, or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation's net assets (i.e., its total assets minus its total liabilities) over a corporation's statutory capital, which the Board may generally increase or decrease by resolution, subject to a statutory requirement that at a minimum a corporation's capital must equal the aggregate par value of its issued shares. Moreover, the DGCL permits a board of directors to reduce its capital and transfer such amount to its surplus.

Inspection of Shareholder Lists and Books and Records:

        Both California law and the DGCL allow any shareholder to inspect a corporation's shareholder list for a purpose reasonably related to the person's interest as a shareholder. The CGCL provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of 5% or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. The DGCL also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders' meeting for any purpose germane to the meeting. The DGCL, however, contains no provisions comparable to the absolute right of inspection provided by the CGCL to certain shareholders.

Appraisal Rights:

        Under both the CGCL and the DGCL, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

        Under the DGCL, fair value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available to:

  •
  shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders; or

  •
  shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under certain specific provisions of the DGCL.

        The limitations on the availability of appraisal rights under the CGCL are different from those under the DGCL. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Subject to certain exceptions, appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Appraisal rights are not available to our shareholders under the CGCL with respect to the Reincorporation.

Dissolution:

        Under the CGCL, the holders of 50% or more of a corporation's total voting power may authorize the corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under the DGCL, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. Depomed-Delaware's Certificate contains no such supermajority voting requirement.

Shareholder Derivative Suits:

        The CGCL provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met under certain circumstances. Under the DGCL, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. The CGCL also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Interest of the Company's Directors and Executive Officers in the Reincorporation

        The shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Reincorporation may provide officers and directors of the Corporation with more clarity and certainty in respect of the indemnification and advancement rights available to them and, with respect to directors, in the reduction of their potential personal liability in their fiduciary roles for the Corporation. The Board has considered these interests, among other matters, in reaching its decision to recommend that our shareholders vote in favor of this proposal and will continue to consider these interests in deciding whether to exercise its discretion to effect the Reincorporation.

Certain U.S. Federal Income Tax Consequences

        The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our common stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the Code), regulations promulgated under the Code by the U.S. Treasury Department, rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the IRS), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

        This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities, commodities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a "straddle," "hedge," "constructive sale," or "conversion transaction," persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our common stock as qualified small business stock within the meaning of Section 1202 of the Code and persons subject to the alternative minimum tax provisions of the Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular holder.

        This discussion is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses "U.S. persons" for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are, for U.S. federal income tax purposes:

  •
  Individuals who are citizens or residents of the United States;

  •
  Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

  •
  Estates the income of which is subject to U.S. federal income taxation regardless of its source;

  •
  Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

  •
  Trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

        If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.

        This discussion does not purport to be a complete analysis of all of the Reincorporation's tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws. We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation.

        The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Assuming that the Reincorporation qualifies as a tax-free reorganization under Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of Depomed-California common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of the Depomed-Delaware common stock held by each holder immediately following the consummation of the Reincorporation will equal the aggregate tax basis of the Depomed-California common stock held by such holder immediately prior to the consummation of the Reincorporation and (c) the holding period of the Depomed-Delaware common stock held by each holder following the consummation of the Reincorporation will include the holding period for the Depomed-California common stock held by such holder immediately prior to the consummation of the Reincorporation.

Vote Required

        Approval of the Reincorporation requires the affirmative vote of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting.

        Shareholders are urged to read this proposal carefully, including all of the related Exhibits attached to this Proxy Statement, before voting on shareholder approval of the Reincorporation. The discussion above is qualified in its entirety by the Merger Agreement in substantially the form attached hereto as Appendix B, the Delaware Certificate in substantially the form attached hereto as Appendix C, and the Delaware Bylaws in substantially the form attached hereto as Appendix D.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF GRANTING THE BOARD DISCRETIONARY AUTHORITY TO EFFECT THE REINCORPORATION.

 PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME

        Our Board has unanimously approved to change the name of the Company to "Assertio Therapeutics, Inc." at such time and date as determined by the Board, if at all, in its sole discretion (the Name Change). The Board believes that the name "Assertio Therapeutics, Inc." better reflects the Company's focus and will allow for better-suited brand recognition of the Company's business and product candidates going forward.

Mechanics of the Name Change

        If this Name Change Proposal is approved and effectuated by the Board, and Proposal 3 (Reincorporation of the Company from California to Delaware) is also approved, then the name of the company after Reincorporation (as defined in Proposal 3) will be "Assertio Therapeutics, Inc." If this Name Change Proposal is approved and effectuated by the Board, but Proposal 3 (Reincorporation of the Company from California to Delaware) is not approved, then Article 1 of the Company's Amended and Restated Articles of Incorporation will be amended to read in its entirety as follows:

        "I. The name of this Corporation is Assertio Therapeutics, Inc."

        If this Name Change is approved and effectuated by the Board, whether in conjunction with Proposal 3 (Reincorporation of the Company from California to Delaware) or not, the rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will be unchanged. The Name Change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the Name Change. Any new stock certificates that are issued after the Name Change becomes effective will bear the name "Assertio Therapeutics, Inc."

Vote Required

        Approval of the Name Change requires the affirmative vote of a majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting. Abstentions and Broker non-votes will have the same effect as voting against the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS NAME CHANGE PROPOSAL.

 PROPOSAL 5

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and Section 14A of the Exchange Act require that we provide our shareholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC (known as the "say-on-pay vote"). At the 2017 Annual Meeting, our shareholders indicated their preference that the Company solicit a non-binding, advisory approval of the compensation of our named executive officers annually. The Board has adopted a policy that is consistent with that preference.

        The Board realizes that executive compensation is an important matter for our shareholders. Our executive compensation program is described in detail in the Compensation Discussion and Analysis (CD&A) section of this Proxy Statement. Our program is designed to align the interests of executives and shareholders by providing a competitive balance of cash and equity compensation, benefits and development in order to attract and retain needed talent and create a collaborative, high-performing work environment that contributes to the Company's overall success.

        Before you vote, we urge you to read the CD&A section of this Proxy Statement for details regarding the Company's executive compensation program, including our executive compensation philosophy, components of executive compensation, corporate and individual performance assessments, and compensation decisions for the named executive officers for the 2017 fiscal year. The Board believes the information provided in the CD&A section demonstrates that the Company's executive compensation program is designed appropriately and ensures management's interests are aligned with our shareholders' interests to support the creation of shareholder value.

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers. The Company expects to hold the next say-on-pay vote at its 2019 Annual Meeting of Shareholders.

        We ask our shareholders to vote on the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE NAMED EXECUTIVE OFFICER
COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

 PROPOSAL 6

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit the financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2018. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        Selection of the Company's independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company's shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2018.

 PROPOSAL 7

SHAREHOLDER PROPOSAL

        The following shareholder proposal has been submitted to the Company for action at the Annual Meeting by the UAW Retiree Medical Benefits Trust, 110 Miller Avenue, Suite 100, Ann Arbor, MI 48104-1296. We have been notified the proponent has continuously owned no fewer than 18,359 shares of our common stock since February 28, 2017. In accordance with the proxy regulations, the following text set forth below in italics is the complete text of the proposal, which is reproduced as submitted to us other than minor formatting changes. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent. If properly presented at the Annual Meeting, the Board unanimously recommends a vote "AGAINST" the proposal, which the Board believes is not in the best interests of the Company or its shareholders.

  RESOLVED, that shareholders of Depomed, Inc. ("Depomed") urge the Board of Directors (the "Board") to report to shareholders by September 30, 2018 on the governance measures Depomed has implemented since 2013 to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the United States (U.S.), given Depomed's manufacturing and past sale of opioid medications, including whether Depomed has assigned responsibility for such monitoring to the Board or Board committee, revised senior executive compensation metrics or policies, adopted or changed mechanisms for obtaining input from stakeholders, or altered policies or processes regarding company political activities.

        The report should be prepared at reasonable cost and should omit confidential and proprietary information.

        Supporting Statement: Opioid abuse is undeniably a public health crisis: The Centers for Disease Control and Prevention reported that in 2015, opioid abuse caused more than 33,000 deaths in the U.S., or 91 people per day. The economic and social effects of the opioid crisis have been profound. Opioid use and dependency, according to a recent Goldman Sachs study, is a key factor in why many men of prime working age in the U.S. are unable or unwilling to find work.

        In 2015, Depomed purchased Nucynta from Janssen, a subsidiary of Johnson and Johnson. The decision to purchase the rights to manufacture and market Nucynta has come under scrutiny from analysts and investors, which led Depomed to lay off staff and outsource the sales and marketing of Nucynta to Collegium in late December of 2017.

        Depomed's most recent 10-K states that the changes in "laws and regulations applicable to the pharmaceutical industry, including the opioid market, may adversely affect our business, financial condition and results of operations." Since Depomed's purchase of Nucynta, the product line has accounted for approximately 62% of Depomed's sales. The company is facing legal and regulatory scrutiny for its business practices related to opioids, including subpoenas and investigative demands from various states and the U.S. Department of Justice, which raise questions regarding Depomed's risk mitigation practices. In March 2017, Senator Claire McCaskill requested information from the company, one of the top five opioid manufacturers, regarding its role in the opioid epidemic https://www.mccaskill.senate.gov/media-center/news-releases/breaking-opioid-manufacturers-are-subject-of-new-mccaskill-led-wide-ranging-investigation.

        In our view, Board-level oversight and governance reforms can play an important role in effectively addressing ongoing opioid-related risks and shareholders would benefit from a fuller understanding of governance mechanisms serving that function.

        For example, it is not clear from Depomed's Board committee charters or proxy statement whether a specific Board committee monitors opioid-related financial and reputational risks; no Board committee has been assigned specific responsibility for overseeing potential opioid-related compliance matters such as DEA reporting. As well, Depomed's most recent proxy statement asserts that individual performance is among the factors considered in granting annual equity incentive awards to named executive officers, but does not indicate whether any opioid-related objectives, such as promoting ethical conduct, were part of that performance assessment.

        We urge shareholders to vote for this proposal.

        The Board unanimously recommends a vote "AGAINST" the proposal.

        The Board, the Company's management and the Company's employees all recognize the severity of the opioid epidemic that is afflicting Americans of all walks of life across the United States, and the Company shares the proponent's concern about this national crisis. As a specialty pharmaceutical company focused on offering underserved patient populations with enhanced therapeutic options, the Company's mission is to promote health and well-being and, as such, the Company is committed to working with other stakeholders to find practical solutions to combat the abuse of prescription opioid-based medications. However, in light of the disclosure that the Company already provides regarding its risk oversight and management policies and procedures, the Board believes that the preparation of the report requested by the proposal is both unnecessary and not in the interest of our shareholders.

        The Company already publicly discloses detailed information regarding how the Company manages significant risks associated with the Company's business. As discussed in this proxy statement, the Company maintains robust risk management policies and procedures. Our full Board oversees the establishment and maintenance of the Company's risk management processes and each Board committee regularly reports to the full Board on risks relevant to such committee's area of oversight as set forth in each committee charter, each of which are publicly available on the Company's website.

        The Board reviews the Company's risk management policies and procedures on an on-going basis and has a long-standing commitment to their continual improvement. In keeping with that commitment, in 2017, the Company took specific action to further align its corporate governance policies with best practices, including those related to risk management and disclosure, by comprehensively reviewing and revising the Company's Corporate Governance Guidelines and the charter of each of the Board's standing committees. Each of these documents is publicly available on the Company's website at http://www.depomed.com.

        In fulfilling its oversight obligations, the Board (or the appropriate committee) receives regular reports from members of senior management on areas of material risk to the Company, including risks associated with the Company's prior distribution of opioid medications and its current commercialization arrangements that involve opioid medications. The Board and its committees receive these reports to enable our directors to understand the Company's risk profile and the Company's risk identification, risk management and risk mitigation strategies.

        The Board's Audit Committee is specifically charged with assisting the Board in its overall oversight of enterprise risk management, and works with Company management to monitor and control business risk exposure. As part of its duties, the Audit Committee meets regularly with Company management to review and assess the sufficiency of the Company's policies and procedures with respect to enterprise risk assessment and enterprise risk management. In addition, the committee works with management to discuss the Company's risk exposure, including product liability, and to review the adequacy and scope of the Company's insurance portfolio as it relates to that exposure.

        The Audit Committee works in coordination with the Board's Compensation Committee to annually review the Company's compensation plans, programs and policies as they relate to the Company's risk management. The Compensation Committee is responsible for management of risks relating to the Company's compensation program and policies as well as oversight of other risks associated with the Compensation Committee's responsibilities under its charter. In addition its risk management responsibilities, the Compensation Committee is responsible for overseeing our compensation program, including compensation awarded to our executive officers. The Compensation

Committee carefully considers and approves the Company's executive compensation program on an annual basis in lights the committee's primary objective to ensure strong alignment among the Company's executive performance, executive compensation and shareholder value.

        Separately, the Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with, among other matters, governance, political and charitable contributions, and reputational risk to the extent such risk arises from these topics.

        The Company believes that communication between the Board and our shareholders is a critical aspect of our corporate governance program. In 2017, as part of our broader assessment of our corporate governance program, the Company adopted a formal Shareholder Communications policy outlining the procedures by which shareholders may communicate with the Board. Feedback received from our shareholders helps the Board to better understand our shareholders' thoughts, ideas and concerns about the Company and informs the Board's decision-making process.

        The Company also maintains a rigorous Code of Business Conduct and Ethics, which applies to all of the Company's employees, officers and directors. The Code of Business Conduct and Ethics provides guidelines to our directors, officers and associates on how to reduce risk through ethical business conduct and compliance with applicable laws and regulations. Our Shareholder Communications policy and Code of Business Conduct and Ethics are both publicly available on the Company's website at http://www.depomed.com.

        Given the thorough disclosure regarding our risk management program that is already publicly available and the Board's commitment to strong corporate governance and engagement with our shareholders, the Board believes that preparation of a separate report is unnecessary and duplicative of existing disclosure. Accordingly, the Board believes that this proposal is not in the best interests of the Company or our shareholders.

THE BOARD RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE REASONS DISCUSSED ABOVE.

 OTHER MATTERS

        At of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHAREHOLDERS SHARING THE SAME ADDRESS

        In accordance with notices previously sent to many shareholders who hold their shares through a bank, broker or other holder of record (a street-name shareholder) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as "householding," is intended to reduce the Company's printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Shareholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (510) 744-8000 or by mail at the address listed under "FORM 10-K" below. The voting instruction sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact the Company as indicated above.

FORM 10-K

        The Company will mail without charge to any shareholder upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2017, including the financial statements, schedules and a list of exhibits. Requests should be sent to Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560, Attn: Investor Relations.

 SHAREHOLDER PROPOSALS

        Advance Notice Provisions:    The Company's Bylaws, as amended, currently provide that advance notice of a shareholder's proposal (including a director nomination) must be delivered to the Secretary of the Company at the Company's principal executive offices not earlier than one hundred and fifty (150) days (October 29, 2018), and not later than one hundred and twenty (120) days (November 28, 2018), prior to the anniversary of the mailing date of the proxy materials for the previous year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year's annual meeting, this advance notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each shareholder's notice must comply with the requirements of Section 5 of the Bylaws of the Company.

        A copy of the full text of the provisions of the Company's Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Company's Investor Relations Department upon written request.

        Rule 14a-8 Shareholder Proposals.    Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the 2018 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560, on or before November 28, 2018. Such proposals must comply with all other requirements of SEC Rule 14a-8.

        In addition, if the Company is not notified by November 28, 2018 of a proposal to be brought before the 2019 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Matthew M. Gosling Secretary

Newark, California
March 28, 2018

 Appendix A

Amended and Restated 2014 Omnibus Incentive Plan

        1.    Plan.    Depomed, Inc., a California corporation (the "Company"), originally established the Depomed, Inc. 2014 Omnibus Incentive Plan (the "Original Plan"), effective as of February 19, 2014 (the "Effective Date"). On March       , 2018, the Company made certain modifications to the Original Plan, and the Original Plan, including such modifications, is hereby amended and restated in its entirety herein (as amended and restated, the "Plan"). This Plan shall continue in effect for a term of 10 years after the Effective Date unless sooner terminated by action of the Board of Directors of the Company.

        2.    Objectives.    This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

        3.    Definitions.    As used herein, the terms set forth below shall have the following respective meanings:

          "Affiliate" means an entity controlling, controlled by, or under common control with, the Company.

          "Authorized Officer" means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

          "Award" means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.

          "Award Agreement" means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

          "Board" means the Board of Directors of the Company.

          "Cash Award" means an Award denominated in cash.

          "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

              (i)  the consummation of any merger, consolidation or similar transaction involving the Company ("Merger"), if following such Merger the holders of the Company's outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);

             (ii)  the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets, other than a transfer of the Company's assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;

            (iii)  the liquidation or dissolution of the Company;

            (iv)  the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record); or

             (v)  such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.

          Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control" of the Company or change in the "ownership of a substantial portion of the assets" of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.

          "Common Stock" means the Common Stock, no par value, of the Company.

          "Company" means Depomed, Inc., a California corporation, or any successor thereto.

          "Consultant" means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.

          "Consultant Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Covered Employee" means any Employee who is or may be a "covered employee," as defined in Code Section 162(m).

          "Director" means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.

          "Director Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.

          "Disability" means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company's long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

          "Dividend Equivalents" means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

          "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.

          "Employee Award" means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Exercise Price" means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

          "Fair Market Value" of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee. This definition of "Fair Market Value" may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.

          "Grant Date" means the date an Award is granted to a Participant pursuant to this Plan.

          "Incentive Stock Option" means an Option that is intended to comply with the requirements set forth in Code Section 422.

          "Marketable Securities" means a class of equity securities actively traded on an established securities exchange.

          "Nonqualified Stock Option" means an Option that is not intended to comply with the requirements set forth in Code Section 422.

          "Option" means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

          "Participant" means an Employee, Consultant or Director to whom an Award has been made under this Plan.

          "Performance Award" means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.

          "Performance Goal" means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Performance Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

          "Performance Unit Award" means an Award in the form of Performance Units.

          "Prior Plan" means the 2004 Equity Incentive Plan of Depomed, Inc.

          "Qualified Performance Awards" has the meaning set forth in Section 8(a)(vii)(B).

          "Restricted Stock" means a share of Common Stock that is restricted or subject to forfeiture provisions.

          "Restricted Stock Award" means an Award that results in the issuance of Restricted Stock on the Grant Date.

          "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

          "Restricted Stock Unit Award" means an Award in the form of Restricted Stock Units.

          "Restriction Period" means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

          "Stock Appreciation Right" or "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

          "Stock Award" means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

          "Stock-Based Award Limitations" has the meaning set forth in Section 5.

          "Subsidiary" means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).

        4.    Eligibility.

          (a)    Employees.    All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.

          (b)    Consultants.    All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.

          (c)    Directors.    All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.

        The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

        5.    Common Stock Available for Awards.    Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 12,130,000 shares of Common Stock (the "Maximum Share Limit"), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.55 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.

        Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.55 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:

            (i)  Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;

           (ii)  Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and

          (iii)  Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.

        The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company

(as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.

        The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

        Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:

          (a)   No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;

          (b)   No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the "Stock-Based Award Limitations"); and

          (c)   No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.

        Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

        6.    Administration.

          (a)    Authority of the Committee.    Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more "Non-Employee Directors" as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the "performance-based compensation" exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more "outside directors" within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan's purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.

          (b)    Indemnity.    No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

          (c)    Prohibition on Repricing of Awards.    Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company's shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.

          (d)    Minimum Vesting Provisions.    Notwithstanding anything herein to the contrary, Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that the Committee (or the Board, as applicable) may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant's death or disability or in the event of a Change in Control. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of Common Stock subject to the Maximum Share Limit may be issued pursuant to Awards subject to any, or no, vesting conditions, as the Committee (or the Board) determines appropriate.

        7.    Delegation of Authority.    The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

        8.    Employee Awards.

          (a)   The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

          (i)    Options.    An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.

          (ii)    Stock Appreciation Rights.    An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.

          (iii)    Stock Awards.    An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.

          (iv)    Restricted Stock Unit Awards.    An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.

          (v)    Performance Unit Awards.    An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee's determination of actual performance against the performance measures and related goals established by the Committee.

          (vi)    Cash Awards.    An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

          (vii)    Performance Awards.    Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

            (A)    Nonqualified Performance Awards.    Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

            (B)    Qualified Performance Awards.    Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.

    Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the

    Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.

            (C)    Adjustment of Performance Awards.    Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        9.    Consultant and Director Awards.

          (a)    Consultant Awards.    The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.

          (b)    Director Awards.    The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion. Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock subject to Director Awards granted under this Plan during any calendar year to any one Director shall not exceed that number of shares having a Fair Market Value on the date of grant equal to $600,000.

        10.    Award Payment; Dividends and Dividend Equivalents.

          (a)    General.    Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

          (b)    Dividends and Dividend Equivalents.    Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.

        11.    Option Exercise.    The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a "Cashless Exercise Procedure"), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.

        12.    Taxes.    The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee's sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

        13.    Amendment, Modification, Suspension or Termination.    The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company's stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this

Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

        14.    Assignability.    Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.

        15.    Adjustments.

          (a)   The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

          (b)   In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).

          (c)   In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award. In the absence of an affirmative determination by the Committee, each outstanding Award will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation"), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective. The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.

          (d)   With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).

          (e)   No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

        16.    Restrictions.    No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

        17.    Unfunded Plan.    This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.

        18.    Code Section 409A.

          (a)   Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant's rights to an Award.

          (b)   Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a "substantial risk of forfeiture" within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

          (c)   If the Participant is identified by the Company as a "specified employee" within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a "separation from service" (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant's separation from service, (2) the date of the Participant's death, or (3) such earlier date as complies with the requirements of Code Section 409A.

        19.    Awards to Foreign Nationals and Employees Outside the United States.    The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.

        20.    Governing Law.    This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of California, without regard to that state's conflict of laws rules.

        21.    Right to Continued Service or Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.

        22.    Clawback Right.    Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

        23.    Usage.    Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

        24.    Headings.    The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

        25.    Effectiveness.    The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect for a term of 10 years commencing on the Effective Date, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

 Appendix B

        AGREEMENT AND PLAN OF MERGER
OF

[DEPOMED, INC.],
A DELAWARE CORPORATION,

AND

DEPOMED, INC.,
A CALIFORNIA CORPORATION

        This AGREEMENT AND PLAN OF MERGER, dated as of                        , 2018 (the "Merger Agreement"), is made by and between Depomed, Inc., a Delaware corporation ("Depomed-Delaware"), and Depomed, Inc., a California corporation ("Depomed-California"). Depomed-Delaware and Depomed-California are referred to herein as the "Constituent Corporations." Depomed-Delaware is a wholly-owned subsidiary of Depomed-California.

RECITALS

        A.    Depomed-Delaware is a corporation duly incorporated and existing under the laws of the State of Delaware and has a total authorized capital stock of 205,000,000 shares, of which 200,000,000 are designated common stock, par value $0.0001 per share (the "Depomed-Delaware Common Stock"), and 5,000,000 are designated Preferred Stock, par value $0.0001 per share (the "Depomed-Delaware Preferred Stock"). The Depomed-Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, and before giving effect to the transactions contemplated hereby, 1,000 shares of Depomed-Delaware Common Stock are issued and outstanding, all of which are held by Depomed-California, and no shares of Depomed-Delaware Preferred Stock are issued and outstanding.

        B.    Depomed-California is a corporation duly incorporated and existing under the laws of the State of California and has a total authorized capital stock of 205,000,000 shares, of which 200,000,000 are designated common stock, without par value (the "Depomed-California Common Stock"), and 5,000,000 are designated Preferred Stock, without par value (the "Depomed-California Preferred Stock"). The Depomed-California Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, and before giving effect to the transactions contemplated hereby, [            ] shares of Depomed-California Common Stock, and no shares of Depomed-California Preferred Stock are issued and outstanding.

        C.    The Board of Directors of Depomed-California has determined that, for the purpose of effecting the reincorporation of Depomed-California in the State of Delaware, it is advisable and in the best interests of Depomed-California and its shareholders that Depomed-California merge with and into Depomed-Delaware upon the terms and conditions herein provided.

        D.    The Constituent Corporations intend, by executing this Merger Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the Merger (as defined below) to qualify as a reorganization under the provisions of Section 368 of the Code.

        E.    The respective Boards of Directors of the Constituent Corporations and the shareholders of Depomed-California have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Depomed-Delaware and Depomed-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.     MERGER

        1.1    Merger.    In accordance with the provisions of this Merger Agreement, the General Corporation Law of the State of Delaware (the "DGCL") and the California Corporations Code, Depomed-California shall be merged with and into Depomed-Delaware (the "Merger"), the separate existence of Depomed-California shall cease and Depomed-Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Depomed, Inc.

        1.2    Filing and Effectiveness.    The Merger shall become effective in accordance with Section 1108 of the California Corporations Code and Section 252 of the DGCL. The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date."

        1.3    Effect of the Merger.    Upon the Effective Date, the separate existence of Depomed-California shall cease, and Depomed-Delaware, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) be subject to all actions previously taken by its and Depomed- California's Boards of Directors, (iii) succeed, without other transfer, to all of the assets, rights, powers and property of Depomed-California in the manner as more fully set forth in Section 259 of the DGCL, (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of Depomed-California in the same manner as if Depomed-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the California Corporations Code.

2.     CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1    Certificate of Incorporation.    The Certificate of Incorporation of Depomed-Delaware as in effect immediately prior to the Effective Date (the "Certificate of Incorporation") shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2    Bylaws.    The Bylaws of Depomed-Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3    Directors and Officers.    The Constituent Corporations shall take all necessary action such that the directors and officers of Depomed-California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.     MANNER OF CONVERSION OF STOCK

        3.1    Depomed-California Common Stock.    Upon the Effective Date, each share of Depomed-California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Depomed-Delaware Common Stock.

        3.2    Depomed-Delaware Common Stock.    Upon the Effective Date, each share of Depomed-Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the

Merger and without any action by Depomed-Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of Depomed-Delaware Common Stock, without any consideration being delivered in respect thereof.

        3.3    Exchange of Certificates.    After the Effective Date, each holder of an outstanding certificate representing shares of Depomed-California Common Stock may, at such shareholder's option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the "Exchange Agent"), and each such holder shall be entitled to receive, in exchange therefor, a certificate or certificates representing the number of shares of Depomed-Delaware Common Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate that represented shares of Depomed-California Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of Depomed-Delaware Common Stock into which such shares of Depomed-California Common Stock were converted in the Merger. In addition:

          (a)   The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Depomed-Delaware Common Stock represented by such certificate as provided above.

          (b)   Each certificate representing shares of Depomed-Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of Depomed-California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

        3.4    Depomed-California Employee Benefit and Equity Incentive Plans.

          (a)   Upon the Effective Date, the Surviving Corporation shall assume and continue any and all employee benefit and incentive compensation plans existing immediately prior to the Effective Date, including all stock option, stock incentive and other equity-based award plans heretofore adopted by Depomed-California (collectively, the "Plans"). Each outstanding and unexercised option, warrant, restricted stock unit or other right to purchase or receive, or security convertible into, Depomed-California Common Stock shall become an option, warrant, restricted stock unit or other right to purchase or receive, or security convertible into, Depomed-Delaware Common Stock on the basis of one (1) share of Depomed-Delaware Common Stock for each one (1) share of Depomed-California Common Stock issuable pursuant to any such option, warrant, restricted stock unit or right to purchase or receive, or convertible security, on the same terms and conditions as were applicable to such option, warrant, restricted stock unit, other right or security prior to the Effective Date. For avoidance of doubt, the Depomed-Delaware stock options, warrants, rights and securities will, as applicable, have an exercise price per share equal to the exercise price per share applicable to any such Depomed-California option, warrant, right and security prior to the Effective Date. Other than the change in the identity of the corporation to which the awards granted under the Plans are subject, no other changes in the terms and conditions of such options, restricted stock units or other equity awards will occur.

          (b)   A number of shares of Depomed-Delaware Common Stock shall be reserved for issuance under the Plans equal to the number of shares of Depomed-California Common Stock so reserved immediately prior to the Effective Date.

          (c)   The registration statements of Depomed-California on file with the SEC immediately prior to the effective time of the Merger will be assumed by Depomed-Delaware, and the shares of Common Stock of Depomed-Delaware will continue to be listed on the NASDAQ.

4.     CONDITIONS

        4.1    Conditions to Depomed-California's Obligations.    The obligations of Depomed-California under this Merger Agreement shall be conditioned upon the occurrence of the following events:

          (a)   The principal terms of this Merger Agreement shall have been duly approved by the shareholders of Depomed-California;

          (b)   Any consents, approvals or authorizations that Depomed-California deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

          (c)   The Depomed-Delaware Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the NASDAQ Stock Market.

5.     GENERAL

        5.1    Covenants of Depomed-Delaware.    Depomed-Delaware covenants and agrees that it will, on or before the Effective Date:

          (a)   File this Merger Agreement with the Secretary of State of the State of California; and

          (b)   Take such other actions as may be required by the California Corporations Code.

        5.2    Further Assurances.    From time to time, as and when required by Depomed-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Depomed-California such deeds and other instruments, and there shall be taken or caused to be taken by Depomed-Delaware and Depomed-California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Depomed-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Depomed-California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Depomed-Delaware are fully authorized in the name and on behalf of Depomed-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        5.3    Abandonment.    At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of Depomed-California or by the sole stockholder of Depomed-Delaware, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect thereto.

        5.4    Amendment.    The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the effectiveness of the filing of this Merger Agreement (or a certificate of merger in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders or stockholders of either Constituent Corporation shall not, unless approved by such shareholders or stockholders as required by law:

          (a)   Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

          (b)   Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

          (c)   Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

        5.5    Governing Law.    This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

        5.6    Counterparts.    In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

(Remainder of this page intentionally left blank.
Signatures of the parties follow on the next page.)

        IN WITNESS WHEREOF, this Merger Agreement, having first been approved by resolutions of the Boards of Directors of Depomed, Inc., a Delaware corporation, and Depomed, Inc., a California corporation, and is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

DEPOMED, INC., a Delaware corporation
By:
By:
DEPOMED, INC., a California corporation
By:
By:

 Appendix C

CERTIFICATE OF INCORPORATION

OF

[Depomed, Inc.]

(a Delaware corporation)

ARTICLE I
NAME

        The name of the corporation is [Depomed, Inc.] (the "Corporation").

ARTICLE II
AGENT

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV
STOCK

        Section 4.1    Authorized Stock.    The total number of shares which the Corporation shall have authority to issue is 205,000,000 of which 200,000,000 shall be designated as Common Stock, par value $0.0001 per share (the "Common Stock"), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the "Preferred Stock").

        Section 4.2    Common Stock.

          (a)   Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a "Preferred Stock Designation"), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

          (b)   Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends to the extent permitted by law when, as and if declared by the Board of Directors.

          (c)   Liquidation. Upon or following the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

        Section 4.3    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law and the provisions of this Article IV, the Board of Directors is hereby authorized to provide by resolution and by causing the filing of a Preferred Stock Designation for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

        Section 4.4    No Class Vote on Changes in Authorized Number of Shares of Stock.    Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V
STOCKHOLDER ACTION

        Section 5.1    Action by Written Consent.    Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote by consent in accordance with Section 228 of the DGCL.

        Section 5.2    Ability of Stockholders to Call Special Meetings of Stockholders.    Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called by the Board of Directors, the Chairman of the Board, the President, or the Secretary of the Corporation, and shall be called by the Chairman of the Board or the Secretary upon the written request of the holders that own (as defined in the Bylaws of the Corporation, as amended from time (the "Bylaws")) shares that, as of the record date as fixed or determined in accordance with the Bylaws to determine who may deliver a written request to call the special meeting, represented not less than 10% of the voting power of the stock entitled to vote on the matters to be considered at the proposed special meeting. Stockholder-requested special meetings shall be subject to any conditions, procedures and requirements set forth in the Bylaws. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) and this Article V, the stockholders of the Corporation shall not have the ability to call a special meeting of stockholders. Any action permitted by the Bylaws may be considered and voted upon at such stockholder-requested special meeting. For the avoidance of doubt, Preferred Stock Directors may be removed at stockholder-requested special meetings if the applicable Preferred Stock Designation so provides.

ARTICLE VI
BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

        The Corporation hereby expressly elects that it shall not be bound or governed by, or otherwise subject to, Section 203 of the DGCL.

ARTICLE VII
EXISTENCE

        The Corporation shall have perpetual existence.

 ARTICLE VIII
AMENDMENT

        Section 8.1    Amendment of Certificate of Incorporation.    The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation.

        Section 8.2    Amendment of Bylaws.    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Except as otherwise required in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws of the Corporation, and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE IX
LIABILITY OF DIRECTORS

        Section 9.1    No Personal Liability.    To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

        Section 9.2    Amendment or Repeal.    Any amendment, alteration or repeal of this Article X that adversely affects any right of a director shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

ARTICLE X
INCORPORATOR

        The name and mailing address of the incorporator are as follows:

 ARTICLE XI
ELECTION OF INITIAL DIRECTORS

        The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation, or until their successors shall have been duly elected and qualified, are:

James P. Fogarty c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560	Karen A. Dawes c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560
Arthur J. Higgins c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560	Louis J. Lavigne Jr. c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560
William T. McKee c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560	Peter D. Staple c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560
James L. Tyree c/o Depomed, Inc. 7999 Gateway Blvd., Suite 300 Newark, CA 94560

[The remainder of this page has been intentionally left blank.]

        IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated:
By:
Name:
		Title:	Incorporator

 Appendix D

BYLAWS

OF

[Depomed, Inc.]

(a Delaware corporation)

ARTICLE I
CORPORATE OFFICES

        Section 1.1    Registered Office.    The registered office of [Depomed, Inc.], a Delaware corporation (the "Corporation") shall be fixed in the Certificate of Incorporation of the Corporation.

        Section 1.2    Other Offices.    The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as otherwise required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

        Section 2.1    Annual Meeting.    The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

        Section 2.2    Special Meeting.

          (a)   Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a "Preferred Stock Designation"), a special meeting of the stockholders of the Corporation:

              (i)  may be called at any time by the Board of Directors, Chairman of the Board, the President or the Secretary of the Corporation; or

             (ii)  shall be called by the Chairman of the Board or the Secretary upon the written request or requests of one or more persons who satisfy the following requirements:

              (A)  own (as defined below) shares representing at least 10% of the voting power of the stock entitled to vote on the matters to be considered at the proposed special meeting (hereinafter, the "Requisite Percent"); and

              (B)  comply with the notice procedures set forth in this Section 2.2 with respect to any matter that is a proper subject for stockholder action under applicable law. Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), special meetings of the stockholders of the Corporation may not be called by any other person or persons.

          (b)   For purposes of satisfying the Requisite Percent under this Section 2.2:

              (i)  A person is deemed to "own" those outstanding shares of stock of the Corporation as to which such person possesses the full voting and investment rights pertaining to the shares; and

             (ii)  A person "owns" shares held in the name of a nominee or other intermediary so long as such person retains the full voting and investment rights pertaining to the shares. The person's ownership of shares is deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

          (c)   In order for a special meeting requested by the stockholders to be called by the Chairman of the Board or the Secretary of the Corporation, one or more written requests for a special meeting (the "Special Meeting Request") shall be delivered by registered mail or personal delivery to the Chairman of the Board, the Chief Executive Officer, or the Secretary (each a "Designated Officer") and signed by stockholders (or their duly authorized agents) who own (or who are acting on behalf of persons who own) at least the Requisite Percent as of the date that is 30 days prior to delivery of the Special Meeting Request to a Designated Officer (the "Ownership Record Date"). If a record stockholder is the nominee for more than one beneficial owner of stock, the record stockholder may deliver a written request solely with respect to the capital stock of the Corporation owned by the beneficial owner who is directing the record stockholder to submit the written request. The Special Meeting Request shall: (i) state the business (including the identity of nominees for election as a director, if any) proposed to be acted on at the meeting, which shall be limited to the business set forth in the Special Meeting Request Notice received by the Secretary (the "Proposed Business"); (ii) bear the date of signature of each such stockholder (or duly authorized agent) submitting the Special Meeting Request; (iii) set forth the name and address of each stockholder submitting the Special Meeting Request, as they appear in the Corporation's books; (iv) comply with and contain the information required by Section 2.10(a) below with respect to any director nominations or other business proposed to be presented at the special meeting, and as to each stockholder requesting the meeting and each other person (including any beneficial owner) on whose behalf the stockholder is acting, other than stockholders or beneficial owners who have provided such request solely in response to any form of public solicitation for such requests, and the additional information required by Section 2.9 below; (v) include documentary evidence that the requesting stockholders own the Requisite Percent as of the Ownership Record Date; provided, however, that if the requesting stockholders are not the beneficial owners of the shares representing the Requisite Percent, then to be valid, the Special Meeting Request must also include documentary evidence of the number of shares owned by the beneficial owners on whose behalf the Special Meeting Request is made as of the Ownership Record Date; (vi) state a date, time and place requested for the special meeting which shall not be less than 35 nor more than 60 days after the receipt of the Special Meeting Request or, in the case of written requests from more than one stockholder, not less than 35 nor more than 60 days after the receipt of the written request that results in the Requisite Percent; and (vii) be received by a Designated Officer by registered mail, return receipt requested, or personal delivery within 30 days after the Ownership Record Date. The information required to be contained in Special Meeting Request shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

          (d)   Within five business days after receiving a Special Meeting Request, the Board of Directors shall determine in good faith whether the requirements for calling a special meeting of stockholders have been satisfied, and the Corporation shall notify the person or persons requesting the meeting of the Board's finding. The special meeting shall be held at the date, time and place set forth in the Special Meeting Request, and the date of the special meeting (including the date of any special meeting fixed pursuant to the proviso to this sentence) shall not be not less than 35 nor more than 60 days after the receipt of the Special Meeting Request; provided, that, if the Board determines that holding the special meeting at the date, time and place requested is not practicable, the special meeting shall be held on the nearest date, and at the nearest time and place, to the requested date, time and place that the Board determines is practicable, with the determinations by the Board pursuant to this proviso being made in good faith and based on any factors that the Board deems relevant. The record date for the special meeting shall be fixed by the Board of Directors as set forth in Section 7.6(a) below.

          (e)   Any stockholder who submitted a Special Meeting Request may revoke its written request by written revocation delivered to the Secretary of the Corporation at the principal executive offices of the Corporation at any time prior to the stockholder-requested special meeting. A Special Meeting Request shall be deemed revoked (and any meeting scheduled in response may be cancelled) if the stockholders submitting the Special Meeting Request, and any beneficial owners on whose behalf they are acting (as applicable), do not continue to own at least the Requisite Percent at all times between the date the delivery of the Special Meeting Request and the date of the applicable stockholder-requested special meeting, and the requesting stockholder shall promptly notify the Secretary of the Corporation of any decrease in ownership of shares of stock of the Corporation that results in such a revocation. If, as a result of any revocations, there are no longer valid unrevoked written requests from the Requisite Percent of stockholders, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

          (f)    Business transacted at a stockholder-requested special meeting shall be limited to: (i) the Proposed Business stated in the valid Special Meeting Request received from the Requisite Percent of stockholders; and (ii) any additional business that the Board of Directors determines to include in the Corporation's notice of meeting.

          (g)   Except for stockholder-requested special meetings scheduled pursuant to Section 2.2(a)(ii), the Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled pursuant to this Section 2.2.

        Section 2.3    Notice of Stockholders' Meetings.

          (a)   Whenever stockholders are required or permitted to take any action at a meeting, notice of the place, if any, date, and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given. The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice. Except as otherwise required by law, notice may be given personally or by mail, or by electronic transmission to the extent permitted by Section 232 of the General Corporation Law of the State of Delaware (the "DGCL"). If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder's address as it appears on the records of the Corporation. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit that notice has been given, executed by the Secretary of the Corporation, Assistant Secretary or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the "householding" rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 233 of the DGCL.

          (b)   When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 7.6(a), and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

        Section 2.4    Organization.

          (a)   Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the Chief Executive Officer or, in his or her absence, by another person designated by the Board of Directors (such person being referred to as the "Meeting Chair"). The Secretary of the Corporation, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Meeting Chair shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

          (b)   The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting of stockholders shall be announced at the meeting. The Board of Directors or the Meeting Chair may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Meeting Chair shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the Meeting Chair, are necessary, appropriate or convenient for the conduct of the meeting. Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board of Directors or by the Meeting Chair, may include without limitation, establishing: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies and such other persons as the Meeting Chair shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. Subject to any rules and regulations adopted by the Board of Directors, the Meeting Chair may convene and, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.7. The Meeting Chair, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power to declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including if a determination is made, pursuant to Section 2.10(c)(i) of these Bylaws, that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.10 of these Bylaws), and if such Meeting Chair should so declare, such nomination shall be disregarded or such other business shall not be transacted.

        Section 2.5    List of Stockholders.    The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date. Such list shall be arranged in alphabetical order and shall show the address of each stockholder and the number of shares registered in the name of each stockholder.

Nothing in this Section 2.5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting; or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.5 or to vote in person or by proxy at any meeting of stockholders.

        Section 2.6    Quorum.    Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, at any meeting of stockholders, a majority of the voting power of the stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the Meeting Chair shall have power to adjourn or recess the meeting from time to time in accordance with Section 2.7, until a quorum is present or represented. Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted (if so directed by the Meeting Chair).

        Section 2.7    Adjourned or Recessed Meeting.    Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned or recessed for any reason from time to time by the Meeting Chair, subject to any rules and regulations adopted by the Board of Directors pursuant to Section 2.4(b). Any such meeting may be adjourned for any reason (and may be recessed if a quorum is not present or represented) from time to time by a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon. At any such adjourned or recessed meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

        Section 2.8    Voting; Proxies.

          (a)   Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Stock Designation), each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question.

          (b)   Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation), these Bylaws or any law, rule or regulation applicable to the Corporation or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter, and where a separate vote by a class or series or classes or series is required, if a quorum of such class or series or classes or series is present, such act shall be authorized by the affirmative vote of at least a majority of the voting power of the stock of such class or series or classes or series present in person or represented by proxy and entitled to vote on the subject matter.

          (c)   Every stockholder entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more persons authorized to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or executed new proxy bearing a later date.

        Section 2.9    Submission of Information by Director Nominees.

          (a)   To be eligible to be a nominee for election or re-election as a director of the Corporation, a nominee, including nominees of the Corporation, must deliver to the Secretary of the Corporation at the principal executive offices of the Corporation the following information:

              (i)  a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person consents to serving as a director if elected and (if applicable) to being named in the Corporation's proxy statement and form of proxy as a nominee, and currently intends to serve as a director for the full term for which such person is standing for election; and

             (ii)  all completed and signed questionnaires required of the Corporation's directors (which will be provided to such person promptly following a request therefor).

          (b)   A nominee for election or re-election as a director of the Corporation shall also provide to the Corporation such other information as it may reasonably request, including information that is necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation or information relevant to a determination whether such person can be considered an independent director.

          (c)   Notwithstanding any other provision of these Bylaws, if a stockholder has submitted notice of an intent to nominate a candidate for election or re-election as a director pursuant to Section 2.10, the questionnaires described in Section 2.9(a)(ii) above and the additional information described in Section 2.9(b) above shall be considered timely if provided to the Corporation promptly upon request by the Corporation and all information provided pursuant to this Section 2.9 shall be deemed part of the stockholder's notice submitted pursuant to Section 2.10.

        Section 2.10    Notice of Stockholder Business and Nominations.

          (a)    Annual Meeting.

              (i)  Nominations of persons for election to the Board of Directors and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only: (A) pursuant to the Corporation's notice of meeting (or any supplement thereto); (B) by or at the direction of the Board of Directors (or any authorized committee thereof); or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a). For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in the Corporation's proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act).

             (ii)  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of business other than nominations, such business must be a proper subject for stockholder action. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business (as defined in Section 2.10(c)(ii) below) on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year's annual meeting (provided that in the case of the first annual meeting of the Corporation held following the merger of Depomed, Inc., a California corporation ("Depomed-California"), with and into the Corporation, the preceding year's annual meeting of stockholders shall be deemed to be the last annual meeting of stockholders held by Depomed-California prior to such merger); provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement (as defined in Section 2.10(c)(ii) below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice of the meeting has already been given to stockholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth:

              (A)  as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; and (2) the information required to be submitted by nominees pursuant to Section 2.9 above;

              (B)  as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the proposal is made;

              (C)  as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed:

                (1)   the name and address of such stockholder, as they appear on the Corporation's books, and the name and address of such beneficial owner;

                (2)   the class or series and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting; and

                (3)   a representation that the stockholder (or a qualified representative of the stockholder) intends to appear at the meeting to make such nomination or propose such business;

              (D)  as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each director, executive, managing member or control person of such entity (any such individual or control person, a "control person"):

                (1)   the class or series and number of shares of stock of the Corporation which are beneficially owned (as defined in Section 2.10(c)(ii) below) by such stockholder or beneficial owner and by any control person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any control person as of the record date for the meeting;

                (2)   a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder, beneficial owner or control person and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

                (3)   a description of any agreement, arrangement or understanding (including without limitation any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder, beneficial owner or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation's stock, or maintain, increase or decrease the voting power of the stockholder, beneficial owner or control person with respect to securities of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

                (4)   a representation whether the stockholder or the beneficial owner, if any, will engage in a solicitation with respect to the nomination or other business and, if so, the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 50% of the voting power of the stock entitled to vote generally in the election of directors in the case of a nomination, or holders of at least the percentage of the Corporation's stock required to approve or adopt the business to be proposed in the case of other business.

            (iii)  Notwithstanding anything in Section 2.10(a)(ii) above or Section 2.10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder's notice required by this Section 2.10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the opening of business on the date of the meeting (whichever is earlier), of the information required under clauses (ii)(C)(2) and (ii)(D)(1)-(3) of this Section 2.10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

            (iv)  This Section 2.10(a) shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

             (v)  Notwithstanding anything in this Section 2.10(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors made by the Corporation at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 2.10(a)(ii) above, a stockholder's notice required by this Section 2.10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

          (b)    Special Meeting.    Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting: (i) by or at the direction of the Board of Directors (or any authorized committee thereof); or (ii) provided that one or more directors are to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who delivers notice thereof in writing setting forth the information required by Section 2.10(a) above and provides the additional information required by Section 2.9 above; or (iii) in the case of a stockholder-requested special meeting, by any stockholder of the Corporation pursuant to Section 2.2. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the notice required by this Section 2.10(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 150th day prior to such special meeting and not later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the date on which public announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made by the Corporation. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Notwithstanding any other provision of these Bylaws, in the case of a stockholder-requested special meeting, no stockholder may nominate a person for election to the Board of Directors or propose any other business to be considered at the meeting, except pursuant to the written request(s) delivered for such special meeting pursuant to Section 2.2(a).

          (c)    General.

              (i)  Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10. Except as otherwise required by law, each of the Chairman of the Board of Directors, Board of Directors or the Meeting Chair shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether a stockholder or beneficial owner solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in compliance with such stockholder's representation as required by clause (a)(ii)(D)(4) of this Section 2.10). If any proposed nomination or other business is not in compliance with this Section 2.10, then except as otherwise required by law, the Meeting Chair shall have the power to declare that such nomination shall be disregarded or that such other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairman of the Board of Directors, Board of Directors or the Meeting Chair, if the stockholder does not provide the information required under Section 2.9 or clauses (a)(ii)(C)(2) and (a)(ii)(D)(1)-(3) of this Section 2.10 to the Corporation within the time frames specified herein, or if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.10, to be considered a qualified representative of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

             (ii)  For purposes of this Section 2.10, the "close of business" shall mean 5:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and a "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(ii)(D)(1) of this Section 2.10, shares shall be treated as "beneficially owned" by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both); (B) the right to vote such shares, alone or in concert with others; and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

            (iii)  Nothing in this Section 2.10 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any Preferred Stock Designation).

        Section 2.11    Action by Written Consent.

          (a)   Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. To be effective, a written consent must be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer of agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Corporation in accordance with this Section 2.11 within 60 days of the first date on which a written consent is so delivered to the Corporation. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Corporation. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.

          (b)   Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in the manner required by this Section 2.11.

        Section 2.12    Inspectors of Election.    Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof. If not previously chosen, one or more inspectors shall be appointed by the Meeting Chair if a stockholder or proxy holder so requests or if required by law. When inspectors are appointed at the request of a stockholder or proxy holder, the majority of shares represented in person or by proxy shall determine the number of inspectors that shall be chosen. Inspectors may be employees of the Corporation. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the Meeting Chair may, and shall if required by law, appoint replacement inspectors to act in their place at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Inspectors need not be stockholders. No director or nominee for the office of director at an election shall be appointed as an inspector at such election.

        Such inspectors shall:

          (a)   determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity of proxies and ballots;

          (b)   determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

          (c)   count and tabulate all votes and ballots; and

          (d)   certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

        Section 2.13    Meetings by Remote Communications.    The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III
DIRECTORS

        Section 3.1    Powers.    Except as otherwise required by the DGCL or as provided in the Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws required to be exercised or done by the stockholders.

        Section 3.2    Number.    Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), the Board of Directors shall consist of not fewer than five nor more than nine directors, and the exact number shall be fixed by resolution of the Board of Directors. The first Board of Directors shall consist of the person or persons elected by the incorporator or designated in the Certificate of Incorporation. The number of directors constituting the first Board of Directors shall be equal to the number of directors that are elected by the incorporator or designated in the Certificate of Incorporation.

        Section 3.3    Election, Term of Office, Vacancies and Newly Created Directorships.

          (a)   At each annual meeting of stockholders, directors shall be elected to hold office until the next annual meeting and until a successor has been duly elected and qualified. Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law or resolution of the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors not caused by removal may be filled by the affirmative vote of a majority of the remaining directors then in office and entitled to vote thereon, even though less than a quorum, or by the sole remaining director, and any director so chosen shall hold office until the next election of directors and until a successor shall have been duly elected and qualified. The stockholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled, by the Board of Directors. No reduction in the authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. Directors need not be stockholders unless so required by the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, wherein other qualifications for directors may be prescribed.

          (b)   In any uncontested election of directors of the Corporation, each nominee shall be elected if the number of votes cast for the nominee's election exceeds the number of votes cast against the nominee's election.

              (i)  Any director who is not elected by a majority of the votes cast is expected to tender his or her resignation to the Nominating/Corporate Governance Committee, after which:

              (A)  The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. In determining whether to recommend that the Board accept any resignation offer, the Nominating/Corporate Governance Committee may consider all factors that the Committee's members believe are relevant.

              (B)  The Board will act on the Nominating/Corporate Governance Committee's recommendation within 90 days following certification of the election results. In deciding whether to accept the resignation offer, the Board will consider the factors considered by the Nominating/Corporate Governance Committee and any additional information and factors that the Board believes to be relevant. Thereafter, the Board will promptly publicly disclose its decision regarding the director's resignation offer (including the reason(s) for rejecting the resignation offer, if applicable).

              (C)  If the Board accepts a director's resignation offer pursuant to this process, the Nominating/Corporate Governance Committee will recommend to the Board and the Board will thereafter determine whether to fill the vacancy or reduce the size of the Board. Any director who tenders his or her resignation pursuant to this provision will not participate in the proceedings of either the Nominating/Corporate Governance Committee or the Board with respect to his or her own resignation offer.

             (ii)  For the purposes of this Section 3.3, an "uncontested election" means any meeting of stockholders at which the number of candidates does not exceed the number of directors to be elected and with respect to which: (a) no stockholder has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with Section 2.10; or (b) such a notice has been submitted, and on or before the fifth business day prior to the date that the Corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the notice has been: (i) withdrawn in writing to the Secretary of the Corporation; (ii) determined not to be a valid notice of nomination, with such determination to be made by the Board of Directors (or a committee thereof) pursuant to Section 2.10, or if challenged in court, by a final court order; or (iii) determined by the Board of Directors (or a committee thereof) not to create a bona fide election contest.

          (c)   In any election of directors of the Corporation that is not an uncontested election, the nominees for election as a director shall be elected by a plurality of the votes cast.

        Section 3.4    Resignations and Removal.

          (a)   Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors or the Secretary

  of the Corporation. Such resignation shall take effect upon delivery, unless the resignation specifies a later effective date or time or an effective date or time determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          (b)   Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of a majority of the voting power of the stock outstanding and entitled to vote thereon.

        Section 3.5    Regular Meetings.    Regular meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

        Section 3.6    Special Meetings.    Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, within or without the State of Delaware, date and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

        Section 3.7    Participation in Meetings by Conference Telephone.    Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

        Section 3.8    Quorum and Voting.    Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors. The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

        Section 3.9    Board of Directors Action by Written Consent Without a Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action, and the writing or writings or electronic transmission or transmissions are filed with the minutes or proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

        Section 3.10    Chairman of the Board.    The Chairman of the Board shall preside at meetings of stockholders and directors and shall perform such other duties as the Board of Directors may from time to time determine. If the Chairman of the Board is not present at a meeting of the Board of Directors, another director chosen by the Board of Directors shall preside.

        Section 3.11    Rules and Regulations.    The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

        Section 3.12    Fees and Compensation of Directors.    Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. Nothing herein shall preclude any director from serving the Corporation in another capacity and receiving compensation for such service.

        Section 3.13    Emergency Bylaws.    In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

ARTICLE IV
COMMITTEES

        Section 4.1    Committees of the Board of Directors.    The Board of Directors may designate one or more committees, each such committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation (if one has been adopted) to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (b) adopting, amending or repealing any bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors.

        Section 4.2    Meetings and Action of Committees.    Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, and except as otherwise provided in a resolution of the Board of Directors: (a) a majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee; provided, however, that in no case shall a quorum be less than one-third of the directors then serving on the committee; and (b) the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

 ARTICLE V
OFFICERS

        Section 5.1    Officers.    The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be elected by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person's successor shall have been duly elected and qualified, or until such person's earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

        Section 5.2    Compensation.    The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

        Section 5.3    Removal, Resignation and Vacancies.    Any officer of the Corporation may be removed, with or without cause, by the Board of Directors or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

        Section 5.4    Chief Executive Officer.    The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors. Unless otherwise provided in these Bylaws or determined by the Board of Directors, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders.

        Section 5.5    President.    The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors or the Chief Executive Officer may from time to time determine. Unless otherwise designated by the Board of Directors, the Chief Executive Officer shall also be the President.

        Section 5.6    Chief Financial Officer.    The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

        Section 5.7    Vice Presidents.    Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer, the Chief Executive Officer or the President. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President or another duly authorized officer may from time to time determine.

        Section 5.8    Treasurer.    The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer may from time to time determine. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall also be the Treasurer.

        Section 5.9    Secretary.    The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the President may from time to time determine.

        Section 5.10    Additional Matters.    The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

        Section 5.11    Checks; Drafts; Evidences of Indebtedness.    From time to time, the Board of Directors shall determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money and notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

        Section 5.12    Corporate Contracts and Instruments; How Executed.    Except as otherwise provided in these Bylaws, the Board of Directors may determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized, or within the power incident to a person's office or other position with the Corporation, no person shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        Section 5.13    Signature Authority.    Unless otherwise specifically determined by the Board of Directors or otherwise provided by law or these Bylaws, contracts, evidences of indebtedness and other instruments or documents of the Corporation may be executed, signed or endorsed: (i) by the Chief Executive Officer or the President; or (ii) by the Chief Financial Officer, any Vice President, Treasurer

or Secretary, in each case only with regard to such instruments or documents that pertain to or relate to such person's duties or business functions.

        Section 5.14    Action with Respect to Securities of Other Corporations or Entities.    The Chief Executive Officer or any other officer of the Corporation authorized by the Board of Directors or the Chief Executive Officer is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity or corporations or entities, standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

        Section 5.15    Delegation.    The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

ARTICLE VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

        Section 6.1    Right to Indemnification.

          (a)   Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of the Corporation or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in these Bylaws; provided, however, that, except as otherwise required by law or provided in Section 6.3 with respect to suits to enforce rights under this Article VI, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) such indemnitee; or (ii) the Corporation in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board of Directors or the Board of Directors otherwise determines that indemnification or advancement of expenses is appropriate.

          (b)   To receive indemnification under this Section 6.1, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee. Upon receipt by the Secretary of the Corporation of such a written request, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons who shall be empowered to make such determination, as selected by the Board of Directors (except with respect to clause (v) of this Section 6.1(b)): (i) the Board of Directors by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee; (iv) the stockholders of the Corporation; or (v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Corporation not later than 60 days after receipt by the Secretary of the Corporation of a written request for indemnification. For purposes of this Section 6.1(b), a "change of control" will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board of Directors (the "incumbent board"), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

        Section 6.2    Right to Advancement of Expenses.

          (a)   In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise.

          (b)   To receive an advancement of expenses under this Section 6.2, an indemnitee shall submit a written request to the Secretary of the Corporation. Such request shall reasonably evidence the expenses incurred by the indemnitee and shall include or be accompanied by the undertaking required by Section 6.2(a). Each such advancement of expenses shall be made within 20 days after the receipt by the Secretary of the Corporation of a written request for advancement of expenses.

        Section 6.3    Right of Indemnitee to Bring Suit.    In the event that: (a) a determination is made that the indemnitee is not entitled to indemnification, (b) payment is not timely made following a determination of entitlement to indemnification pursuant to Section 6.1(b) or (c) an advancement of expenses is not timely made under Section 6.2(b), then in each case, the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VI or otherwise shall be on the Corporation.

        Section 6.4    Non-Exclusivity of Rights.    The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

        Section 6.5    Insurance.    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

        Section 6.6    Indemnification of Employees and Agents of the Corporation.    The Corporation may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation.

        Section 6.7    Nature of Rights.    The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

        Section 6.8    Settlement of Claims.    Notwithstanding anything in this Article VI to the contrary, the Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding effected without the Corporation's written consent, which consent shall not be unreasonably withheld.

        Section 6.9    Subrogation.    In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee (excluding insurance obtained on the indemnitee's own behalf), and the indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

        Section 6.10    Severability.    If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law: (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Article VI.

ARTICLE VII
CAPITAL STOCK

        Section 7.1    Certificates of Stock.    The shares of the Corporation shall be represented by certificates; provided, however, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Secretary, or an Assistant Treasurer or Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 7.2    Special Designation on Certificates.    If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 7.3    Transfers of Stock.    Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder's attorney thereunto authorized by a power of attorney duly executed and filed with the

Secretary of the Corporation or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

        Section 7.4    Lost Certificates.    The Corporation may issue a new share certificate or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner's legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

        Section 7.5    Registered Stockholders.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

        Section 7.6    Record Date for Determining Stockholders.

          (a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjourned meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjourned meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

          (b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c)   Unless otherwise restricted by the Certificate of Incorporation (including any Preferred Stock Designation), in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken was delivered to the Corporation in accordance with Section 2.10. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        Section 7.7    Regulations.    To the extent permitted by applicable law, the Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

        Section 7.8    Waiver of Notice.    Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors or a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE VIII
GENERAL MATTERS

        Section 8.1    Fiscal Year.    The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year, or shall extend for such other 12 consecutive months as the Board of Directors may designate.

        Section 8.2    Corporate Seal.    The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal (if so adopted) shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

        Section 8.3    Reliance Upon Books, Reports and Records.    Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

        Section 8.4    Subject to Law and Certificate of Incorporation.    All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation (including any Preferred Stock Designation) and applicable law.

ARTICLE IX
FORUM FOR ADJUDICATION OF DISPUTES

        Section 9.1    Forum.    Unless the Corporation, in writing, selects or consents to the selection of an alternative forum, the sole and exclusive forum for any current or former stockholder (including any current or former beneficial owner) to bring internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware, or if such court does not have jurisdiction, another state court or a federal court located within the State of Delaware). For purposes of this Article IX, internal corporate claims means claims, including claims in the right of the Corporation: (a) that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity; or (b) as to which the DGCL confers jurisdiction upon the Court of Chancery.

        Section 9.2    Consent to Jurisdiction.    If any action the subject matter of which is within the scope of this Article IX is filed in a court other than the aforementioned courts in accordance with the preceding paragraph (a "foreign action") by any current or former stockholder (including any current or former beneficial owner), such stockholder shall be deemed to have consented to: (a) the personal jurisdiction of the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) in connection with any action brought in any such court to enforce this Article IX; and (b) having service of process made upon such stockholder in any such action by service upon such stockholder's counsel in the foreign action as agent for such stockholder.

        Section 9.3    Enforceability.    If any provision of this Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article IX (including, without limitation, each portion of any sentence of this Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE X
AMENDMENTS

        Section 10.1    Amendments.    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws. Except as otherwise provided in the Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or these Bylaws , and in addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of these Bylaws.

        The foregoing Bylaws were adopted by the Board of Directors on                        ,             .

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. DEPOMED, INC. 2018 Annual Meeting of Shareholders May 8, 2018 1:00 P.M. local time MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Please mark your votes like this FOLD HEREDO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE SEVEN NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6, AND “AGAINST” PROPOSAL 7, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4, 5 AND 6, AND “AGAINST” PROPOSAL 7. COMPANY PROPOSALS 1. To elect the seven directors named in the Proxy Statement to hold office until the 2019 Annual Meeting of Shareholders and until their successors are elected and qualified. 2. To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2014 Omnibus Incentive Plan. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (1) James P. Fogarty 3. To approve a proposed change in corporate domicile from California to Delaware. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. To approve a proposed change in the Company’s name. FOR AGAINST ABSTAIN (2) Karen A. Dawes FOR AGAINST ABSTAIN 5. To approve, on an advisory basis, the compensation of the Company’s named executive officers. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. FOR AGAINST ABSTAIN (3) Arthur J. Higgins 6. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (4) Louis J. Lavigne, Jr. FOR AGAINST ABSTAIN SHAREHOLDER PROPOSAL (5) William T. McKee FOR AGAINST ABSTAIN 7. To vote on a shareholder proposal, if properly presented at the Annual Meeting, requesting that the Board of Directors prepare a report related to the monitoring and management of certain financial and reputational risks. FOR AGAINST ABSTAIN (6) Peter D. Staple FOR AGAINST ABSTAIN CONTROL NUMBER (7) James L. Tyree Signature Signature Date , 2018. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 8, 2018 The 2018 Proxy Statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2017 are available at http://www.cstproxy.com/depomed/2018 FOLD HEREDO NOT SEPARATEINSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DEPOMED, INC. The undersigned hereby appoints Arthur J. Higgins and August J. Moretti, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock of Depomed, Inc. held of record by the undersigned at the close of business on March 16, 2018 at the Annual Meeting of Shareholders of Depomed, Inc. to be held on May 8, 2018, at 1:00 p.m., local time, at the Loews Chicago O’Hare Hotel, located at 5300 North River Road, Rosemont, Illinois 60018, and at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE HEREOF. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 6, AND AGAINST PROPOSAL 7, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE OR ANY ADJOURNMENT FOR THE ELECTION OF NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE). (Continued, and to be marked, dated and signed, on the other side)

QuickLinks

BOARD OF DIRECTORS AND DIRECTOR NOMINEES
CORPORATE GOVERNANCE
DIRECTOR NOMINATIONS
COMMUNICATIONS WITH DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF ETHICS
EXECUTIVE COMPENSATION CLAWBACK POLICY
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT
EXECUTIVE OFFICERS AND SENIOR MANAGEMENT
EXECUTIVE COMPENSATION
CEO PAY RATIO
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN
PROPOSAL 3 REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE
PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME
PROPOSAL 5 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 6 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 7 SHAREHOLDER PROPOSAL
OTHER MATTERS
SHAREHOLDERS SHARING THE SAME ADDRESS
FORM 10-K
SHAREHOLDER PROPOSALS
Appendix A Amended and Restated 2014 Omnibus Incentive Plan
Appendix B
RECITALS
Appendix C CERTIFICATE OF INCORPORATION OF [Depomed, Inc.] (a Delaware corporation)
ARTICLE I NAME
ARTICLE II AGENT
ARTICLE III PURPOSE
ARTICLE IV STOCK
ARTICLE V STOCKHOLDER ACTION
ARTICLE VI BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS
ARTICLE VII EXISTENCE
ARTICLE VIII AMENDMENT
ARTICLE IX LIABILITY OF DIRECTORS
ARTICLE X INCORPORATOR
ARTICLE XI ELECTION OF INITIAL DIRECTORS
Appendix D BYLAWS OF [Depomed, Inc.] (a Delaware corporation)
ARTICLE I CORPORATE OFFICES
ARTICLE II MEETINGS OF STOCKHOLDERS
ARTICLE III DIRECTORS
ARTICLE IV COMMITTEES
ARTICLE V OFFICERS
ARTICLE VI INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
ARTICLE VII CAPITAL STOCK
ARTICLE VIII GENERAL MATTERS
ARTICLE IX FORUM FOR ADJUDICATION OF DISPUTES
ARTICLE X AMENDMENTS